CONFIDENTIAL


                              ASSET SALE AGREEMENT

                                 BY AND BETWEEN

                               IMO INDUSTRIES INC.

                                       AND

                     ROLLER BEARING COMPANY OF AMERICA, INC.


                            Dated as of May 10, 1993
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                                Table of Contents
                                -----------------

                                                                           Page
                                                                           ----

ARTICLE I.        ASSETS TO BE ACQUIRED ..................................   1

    1.1.          Acquisition and Transfer of Assets .....................   1
    1.2.          Excluded Assets ........................................   4
    1.3.          Assumed Liabilities ....................................   5
    1.4.          Excluded Liabilities ...................................   6
    1.5.          Cancellation of Permits, Bonds
                    and Guarantees .......................................   8

ARTICLE II.       PURCHASE PRICE .........................................   9

    2.1.          Purchase Price and Payment .............................   9
    2.2.          Purchase Price Adjustment ..............................   9
    2.3.          Allocation of Purchase Price ...........................  11


ARTICLE III.      THE CLOSING ............................................  12

    3.1.          Closing Date ...........................................  12
    3.2.          Proceedings at Closing .................................  12
    3.3.          Deliveries by the Seller to the Purchaser ..............  12
    3.4.          Deliveries by the Purchaser to the Seller ..............  13

ARTICLE IV.       REPRESENTATIONS AND WARRANTIES
                  OF THE SELLER ..........................................  14

    4.1.          Organization and Good Standing .........................  14
    4.2.          Authorization of Agreement .............................  14
    4.3.          Properties; Leases; Asset ..............................  15
    4.4.          Consents ...............................................  15
    4.5.          Financial Statement ....................................  15
    4.6.          Absence of Certain Developments ........................  16
    4.7.          Intangible Property ....................................  17
    4.8.          Taxes ..................................................  17
    4.9.          Employees and Employee and Benefits ....................  17
    4.10.         Litigation .............................................  19
    4.11.         Compliance with Law ....................................  20
    4.12          Receivables ............................................  20
    4.13.         Inventory ..............................................  20
    4.14.         Environmental Matters ..................................  20
    4.15.         Brokers ................................................  21
    4.16.         Material Contracts and Bids ............................  21
    4.17.         No Undisclosed Liabilities .............................  22


                                       (i)
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                                                                           Page
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ARTICLE V.        REPRESENTATIONS AND WARRANTIES OF
                  THE PURCHASER ..........................................  22

    5.1.          Organization and Good Standing .........................  22
    5.2.          Authorization of Agreement .............................  22
    5.3.          Consents ...............................................  23
    5.4.          Availability of Funds ..................................  23
    5.5.          Litigation .............................................  24
    5.6.          Brokers ................................................  24

ARTICLE VI.       COVENANTS OF THE SELLER ................................  24

    6.1.          Cooperation ............................................  24
    6.2.          Access to Documents; Opportunity
                    to Ask Questions .....................................  24
    6.3.          Conduct of Business ....................................  25
    6.4.          Consents and Conditions; Assignment
                    of Assets ............................................  27
    6.5.          Compliance with Connecticut Transfer Act
    6.6           No Solicitation ........................................  27

ARTICLE VII.      COVENANTS OF THE PURCHASER .............................  28

    7.1.          Cooperation ............................................  28
    7.2.          Confidentiality ........................................  28
    7.3.          Consents and Conditions ................................  28
    7.4.          Permits, Bonds and Guarantees ..........................  29

ARTICLE VIII.     COVENANTS RELATING TO EMPLOYMENT
                  AND EMPLOYEE MATTERS ...................................  29

    8.1.          Employees ..............................................  29
    8.2.          COBRA ..................................................  29
    8.3.          Union Plans ............................................  30
    8.4.          Termination Obligations ................................  31
    8.5.          Indemnification ........................................  31

ARTICLE IX.       CONDITIONS PRECEDENT TO THE PURCHASER'S
                  OBLIGATIONS ............................................  31

    9.1.          Representations, Warranties and Covenants ..............  31
    9.2.          No Prohibition .........................................  32
    9.3.          Opinion of the Seller's Counsel ........................  32
    9.4.          Delivery of Documents ..................................  32
    9.5.          Lease. .................................................  32
    9.6.          Absence of Material Adverse Effect .....................  32
    9.7.          Approvals and Consents .................................  32


                                      (ii)
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                                                                           Page
                                                                           ----

ARTICLE X.        CONDITIONS PRECEDENT TO THE SELLER'S
                  OBLIGATIONS ............................................  33

    10.1.         Representations, Warranties and Covenants ..............  33
    10.2.         No Prohibition .........................................  33
    10.3.         Opinion of the Purchaser's Counsel .....................  33
    10.4.         Delivery of Documents ..................................  34
    10.5.         Lease ..................................................  34

ARTICLE XI.       ADDITIONAL POST-CLOSING COVENANTS ......................  34

    11.1.         Further Assurances .....................................  34
    11.2.         Public Announcements ...................................  36
    11.3.         Joint Post-Closing Covenant of the
                    Seller and the Purchaser .............................  36
    11.4.         Books and Records; Personnel ...........................  37

ARTICLE XII.      INDEMNIFICATION AND RELATED MATTERS ....................  38

    12.1.         Indemnification by the Seller ..........................  38
    12.2.         Indemnification by the Purchaser .......................  39
    12.3.         Determination of Damages and
                    Related Matters ......................................  39
    12.4.         Limitation on Indemnification
                    Liabilities Under Section 12.1(a) ....................  40
    12.5.         Survival of Representations,
                    Warranties and Covenants .............................  40
    12.6.         Notice of Indemnification ..............................  40
    12.7.         Indemnification Procedure for
                    Third-Party Claims ...................................  41
    12.8.         Arbitration of Disputes Relating
                    to Indemnification ...................................  42
    12.9.         Exclusive Remedy .......................................  44

ARTICLE XIII.     TERMINATION ............................................  44

    13.1.         Termination ............................................  45
    13.2.         Liabilities After Termination. .........................  45

ARTICLE XIV.      MISCELLANEOUS ..........................................  45

    14.1.         Certain Definitions ....................................  45
    14.2.         Prorations .............................................  51
    14.3.         Waiver of Compliance with Bulk
                    Transfer Laws ........................................  52
    14.4.         Entire Agreement .......................................  52
    14.5.         Governing Law ..........................................  52
    14.6.         Transfer Taxes .........................................  52


                                      (iii)
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                                                                           Page
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    14.7.         Expenses ...............................................  53
    14.8.         Table of Contents and Headings .........................  53
    14.9.         Notices ................................................  53
    14.10.        Severability ...........................................  54
    14.11.        Binding Effect; No Assignment ..........................  54
    14.12.        Amendments .............................................  55
    14.13.        Counterparts ...........................................  55


                                      (iv)

                            Exhibits and Schedules


Schedule  1.1(a)            - -  Equipment
Schedule  1.1(d)            - -  Patents and Patent Applications
Schedule  1.1(e)            - -  Trademarks and Copyrights
Schedule  1.1(h)            - -  Permits
Schedule  1.1(i)            - -  Included Contracts
Schedule  1.2(e)            - -  Excluded Contracts
Schedule  1.4(1)            - -  Excluded Obligations, Liabilities and
                                 Indebtedness
Schedule  1.5(b)            - -  Bonds
Schedule  4.4               - -  Consents
Schedule  4.5               - -  Initial Balance Sheet
Schedule  4.6               - -  Certain Business Developments
Schedule  4.7               - -  Intangible Assets
Schedule  4.9(a)            - -  Employees and Employee Benefits
Schedule  4.9(b) (i)        - -  CB Employee Benefit Plans
Schedule  4.9(b) (ii)       - -  CB Benefit Arrangements
Schedule  4.9(b) (iii)      - -  Severance Arrangements
Schedule  4.9(c)            - -  CB Employee Benefit Plan Exceptions
Schedule  4.10              - -  Litigations
Schedule  4.11              - -  Compliance With Law
Schedule  4.13              - -  Inventory
Schedule  4.14(a)           - -  Environmental Permits
Schedule  4.14(b)           - -  Non-Compliance with Environmental Laws
Schedule  4.14(c)           - -  Environmental Legal Proceedings
Schedule  4.16              - -  Material Contracts
Schedule  14.1              - -  Retirees
Schedule  14.2              - -  Certain Employees
Exhibit A                   - -  Intentionally Omitted
Exhibit B                   - -  Lease Term Sheet


                                       (v)

                              ASSET SALE AGREEMENT


            ASSET SALE AGREEMENT (the "Agreement"), dated as of May 10, 1993, by and between Imo Industries Inc., a Delaware corporation (the "Seller"), and Roller Bearing Company of America, Inc., a Delaware corporation (the "Purchaser").

                             W I T N E S S E T H :
                             - - - - - - - - - -

            WHEREAS, the Seller, through its Heim Bearings division, is engaged in the business of manufacturing, selling and distributing ball, spherical and rod end bearings and related products (the "Business"); and

            WHEREAS, the Purchaser desires to purchase, and the Seller desires to sell, all of the assets and properties of the Seller employed in connection with the Business (other than any real property and buildings), and, as part of such purchase and sale, the Seller desires to assign, and the Purchaser desires to assume, certain obligations and liabilities of the Business, subject, in each case, to the exceptions, terms and conditions set forth herein; and

            WHEREAS, certain capitalized terms used herein are defined in
Section 14.1 hereof;

            NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements hereinafter set forth, and upon the terms and subject to the conditions hereinafter set forth, the Purchaser and the Seller hereby agree as follows:


                                   ARTICLE I.

                              ASSETS TO BE ACQUIRED

            1.1. Acquisition and Transfer of Assets. Upon the terms and subject to the conditions hereinafter set forth, the Seller shall sell, assign, transfer, convey and deliver to the Purchaser, and the Purchaser shall purchase, acquire and accept from the Seller, all of the Seller's right, title and interest in and to the Business, including, without limitation, in and to all of the assets, properties, rights, contracts and claims, primarily related to or used primarily in connection with the Business (except as otherwise set forth in Section 1.2 hereof), wherever located, whether tangible or intangible, as the same shall exist as of the Closing (such rights, title and interest in and to all such assets, properties, rights, contracts and claims, being collectively referred to herein as, the "Assets"). The Assets shall include, without limitation, all of the Seller's rights, title and interest in and to the assets, properties, rights, contracts and claims described in the following paragraphs (a) through
(n) but in each case, only to the extent primarily related to or used primarily in connection with the Business; provided, however, that the Assets shall in any event include all of the foregoing listed on the schedules referred to in clauses (a) through (n) below:

                    (a) all furnishings, furniture, office and other supplies, vehicles, spare parts, tools, dies, fuel, machinery, equipment and other tangible personal property of any kind (collectively, the "Equipment"), including, without limitation, all of the Equipment listed on Schedule 1.1(a) hereto;

                    (b) all items of inventory notwithstanding how classified in the financial records of the Seller, including, without limitation, raw materials, work-in-process, finished goods, supplies, spare parts, samples and stores (collectively the "Inventory");

                    (c) all accounts, accounts receivable and notes receivable (whether short-term or long-term) from third parties or affiliated entities and all deposits with third parties or affiliated entities, together with any unpaid interest and fees accrued thereon from the respective obligors and any security or collateral therefor, including recoverable deposits and advances (collectively, the "Accounts Receivable");

                    (d) (i) all patents and patent applications owned by the Seller, all licenses to patents and patent applications to and from third parties and all patents and patent applications in which the Seller otherwise has rights, including, without limitation, those listed in Schedule 1.1(d) hereto, (ii) research and development data and results, manufacturing and other processes, trade secrets, know how, inventions, mask work, designs, technology, proprietary data or information, formulae, and manufacturing, engineering and other technical information, whether owned by the Seller or licensed to the Seller by third parties or affiliated entities, (iii) all notebooks, records,


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          reports and data relating thereto and (iv) all applications and registrations for any of the foregoing (collectively, the assets referred to in clauses (i) through (iv) are referred to herein as the "Patent-Related Assets");

                    (e) all trademarks, trade names, service marks and copyrights, any applications and registrations for any of the foregoing listed on Schedule 1.1(e) hereto, and all computer programs, software and data bases owned by the Seller, all licenses to and from third parties or affiliated entities in respect of any of the foregoing and each of the foregoing in which the Seller otherwise has rights (collectively all of the foregoing assets, whether or not listed on Schedule 1.1(e), together with the Patent-Related Assets, are referred to herein as the "Intangible Assets");

                    (f) all marketing brochures and materials and other printed and written materials relating to the Sellers' ownership of or operation of the Business that the Seller is not required by law to retain (of which the Seller may retain duplicates so long as the confidentiality thereof is maintained by the Seller), and duplicates of any such materials that the Seller is required by law to retain;

                    (g) all rights under or pursuant to all warranties, representations and guarantees made by suppliers, manufacturers, contractors and other third parties or affiliated entities in connection with the operation of the Business or affecting any of the Assets;

                    (h) all Permits related to or used in connection with the Business or the Assets, including, without limitation, the Permits listed on Schedule 1.1(h) hereto held by the Seller (to the extent permitted by applicable Law to be transferred);

                    (i) all Contracts including, without limitation, those listed on Schedule 1.1(i) hereto;

                    (j) all deferred and prepaid charges, sums and fees, other than in respect of taxes and insurance premiums;

                    (k) all Bids;

                    (l) all of the Seller's rights, claims, credits, causes of action or rights of set-off against third parties relating to the Business or the Assets, whether liquidated or unliquidated, fixed or contingent, including all claims under the Contracts;

                    (m) all books, records, files and papers related to the Assets or the conduct of the Business; and

                    (n) all goodwill relating to the foregoing Assets.

            1.2. Excluded Assets. Notwithstanding anything to the contrary contained in Section 1.1 hereof, the Seller and the Purchaser expressly understand and agree that the Seller is not hereunder selling, assigning, transferring, conveying or delivering to the Purchaser the following assets, properties, rights, contracts and claims (collectively, the "Excluded Assets"):

                    (a) cash, bank accounts, certificates of deposits, treasury bills, treasury notes and marketable securities;

                    (b) except as otherwise specifically provided in Section 8.3 hereof with respect to the CB Employee Benefit Plans and CB Benefit Arrangements assumed by the Purchaser, pension or other funded employee benefit plan assets;

                    (c) any policy of insurance;

                    (d) except as set forth in Schedule 1.1(e) hereto, any of the Seller's right, title or interest in or to any name, mark, trade name or trademark, including, without limitation, any incorporating "Imo" or "Imo Delaval" and all corporate symbols or logos incorporating "Imo" or "Imo Delaval", either alone or in combination, and any and all goodwill represented thereby and pertaining thereto;

                    (e) all Contracts that relate solely to the Excluded Assets or the Excluded Liabilities;

                    (f) all prepaid insurance premiums and prepaid taxes pertaining to the Business and all prepaid charges, sums and fees pertaining to any of the Excluded Assets or the Excluded Liabilities;

                    (g) any of the Seller's right, title or interest in real property and buildings located thereon, including, without limitation, the office of the Business in Fairfield, Connecticut and any of the fixtures attached thereto (including all environmental systems) and any Permits relating to the ownership of the real property or the buildings located thereon, including, without limitation, those Permits relating to the occupancy of such buildings, but excluding those Permits necessary for the operation of Business;

                    (h) any books, records or other data relating to the Seller's ownership or operation of the Business not located on the premises of the Business and which are part of the Seller's general corporate books and records or required by applicable Law to be retained by the Seller, provided, however, that copies of such books, records or other data relating to the Business shall be furnished to the Purchaser promptly upon reasonable written request;

                    (i) except as otherwise set forth in the last sentence of
          Section 11.1 hereof, any of Seller's right, title and interest under any Contracts, agreements, licenses, Permits, exemptions, franchises, variances, waivers, consents, approvals or other authorizations or arrangements that are not transferrable without consent (unless such consent has been obtained); and

                    (j) any claims for refunds or rebates of any previously paid taxes, levies or duties including, without limitation, the Customs Receivable.

            1.3. Assumed Liabilities. Effective as of the Closing, the Purchaser shall assume and pay, perform and discharge all debts, claims, liabilities, obligations, damages and expenses (collectively, the "Liabilities") of the Seller of every kind and nature, whether known, unknown, contingent, absolute, determined, indeterminable or otherwise on the Closing Date and whether incurred or accruing prior to, on or after the Closing Date, to the extent primarily relating to or arising primarily from the operation of the Business including, without limitation, all claims against, and liabilities and obligations of, the

Seller with respect to the Contracts being transferred to the Purchaser hereunder (to the extent that such liabilities and obligations remain unsatisfied or are required to be performed on or after the Closing Date) and all such liabilities and obligations with respect to Employees and CB Retirees as are specifically set forth in Article VIII hereof (collectively, the "Assumed Liabilities").

            1.4. Excluded Liabilites. Notwithstanding anything in Section 1.3 hereof to the contrary, the Seller and the Purchaser expressly understand and agree that the Purchaser shall not assume or become liable for any of the following Liabilities of the Seller (the "Excluded Liabilities"):

                    (a) any liability or obligation (whether presently in existence or arising hereafter) of the Seller for any Taxes;

                    (b) except as provided in the Lease, any liability or obligation arising out of any violation of any Environmental Law by the Seller (including, without limitation, the items set forth in Schedule 4.11) or arising out of the presence, transportation, storage or disposal of Hazardous Substances, in each case to the extent such violation existed, or such Hazardous Substances were present, transported, stored or disposed of, on or prior to the Closing Date;

                    (c} any liability or obligation, whether presently in existence or arising hereafter, that is not primarily attributable to, or does not arise primarily out of the conduct of, the Business;

                    (d) any liability or obligation, whether presently in existence or arising hereafter, relating to any of the Excluded Assets;

                    (e) any liability or obligation, whether presently in existence or arising hereafter, arising in connection with the operation of the Business or the ownership of the Assets prior to the Closing Date (whether based on occurrences prior to the Closing or after the Closing), but only to the extent that the Seller or any of its Affiliates is reimbursed for such liability or obligation under any insurance policy or such liability or obligation is paid directly to the Seller or any of its Affiliates pursuant to any insurance policy; provided, however, that the Seller shall use all reasonable efforts to obtain reimbursement of or payment for such liability or obligation under any insurance policy pursuant to which the Seller may be entitled to reimbursement or payment (which shall not be interpreted as requiring the Seller to commence legal action against any insurance carrier);

                    (f) any liability or obligation of the Seller to Employees, former Employees (including the spouses and beneficiaries of such individuals), and CB Retirees arising from the employment of any such individual with the Seller or in connection with compensation or benefits under any Employee Benefit Plan or Benefit Arrangement provided by Seller, except as specifically provided in Article VIII hereof;

                    (g) any liability or obligation of the Seller arising out of
          (i) any threatened or pending litigation that is pending or threatened as of the Closing Date, whether or not listed on any schedule hereto or (ii) any negligent, reckless, tortious or unlawful action or inaction of the Seller prior to the Closing Date, including, without limitation, any of the foregoing in clause (i) or (ii) relating to the Business or the Assets (it being understood that to the extent any liability of the Purchaser results from the combined effect or duration of actions or inactions on the part of each of the Seller and the Purchaser, the apportionment of such liability shall be determined pursuant to equitable principles of contribution);

                    (h) any liability or obligation arising out of defects in, or damages to persons or property arising out of defects in, products manufactured and sold by, or services rendered by, the Seller prior to the Closing Date;

                    (i) (i) any current liability or obligation of the Seller existing on the Closing Date that should have been accrued on the Closing Balance Sheet or reflected in the notes thereto in accordance with GAAP but that was not so accrued or reflected and (ii) any non-current liability or obligation of the Seller existing on the Closing Date that should have been accrued on the Initial Balance Sheet or reflected in the notes thereto in accordance with GAAP but that was not so accrued or reflected;

                    (j) any liability or obligation relating to workers' compensation claims made by any employee of the Seller (whether filed or presented before or after the Closing Date) in connection with any claim arising as a result of any incidents or circumstances occurring or in existence on or before the Closing Date, provided that with respect to any claim that is solely stress related, any claim that is solely other than a physical injury and any stress related or non-physical component of a claim, such claim shall have been made or presented to the Seller prior to the Closing Date and if not so made or presented shall constitute an Assumed Liability;

                    (k) all of the obligations of the Seller under (i) the letter agreement, dated November 16, 1992, between the Seller and Larry Raffone (the "Raffone Agreement") and (ii) the letter agreement, dated November 16, 1992, between the Seller and Mario di Domenico (collectively with the Raffone Agreement, the "Letter Agreements"); and

                    (l) any other obligation, liability or indebtedness of the Seller described in Schedule 1.4(1) hereto.

            1.5. Cancellation of Permits, Bonds and Guarantees.

                    (a) Subsequent to the Closing, to the extent permitted by Law, the Seller shall have the right to cancel any Permit and any bond, guarantee or undertaking by the Seller now applicable to the Business or the Assets to the extent such is not assigned or transferred to the Purchaser pursuant to Section 1.1 hereof. The failure of the Seller to cancel any Permit, bond, guarantee or undertaking shall not affect the respective rights, obligations, liabilities and indemnifications of the Seller by the Purchaser under this Agreement. Notwithstanding the foregoing, the Seller shall provide written notice to the Purchaser of the Seller's intention to cancel any such Permit, bond, guaranty or undertaking and shall provide the Purchaser with the reasonable opportunity to obtain a new Permit or replace any such bond, guaranty or undertaking, prior to any cancellation thereof by the Seller.

                (b) The Purchaser shall assume, or promptly reimburse the Seller for all costs associated with the assignment or transfer of all Permits related to the Business and the costs of all bonds related to the Business, which are set forth on Schedule 1.5(b) hereto and, in either case, cannot be cancelled for as long as they remain outstanding.


                                   ARTICLE II.

                                 PURCHASE PRICE

            2.1. Purchase Price and Payment. The consideration for the transfer of the Assets and the Business to the Purchaser by the Seller shall be the Purchaser's assumption of the Assumed Liabilities as provided in Section 1.3 hereof, plus the payment to the Seller of $6,000,000 (the "Purchase Price"), subject to adjustment as provided in Section 2.2 hereof. Payment of the $6,000,000 portion of the Purchase Price shall be in U.S. dollars, and shall be made on the Closing Date by wire transfer of immediately available funds to the account or accounts designated by the Seller.

            2.2. Purchase Price Adjustment.

                    (a) As soon as practicable (but in no event later than 60 days) following the Closing Date, the Seller shall prepare and deliver to the Purchaser a balance sheet for the Business as of the Closing Date (the "Closing Balance Sheet"), which shall include a computation of the Preliminary Working Capital Adjustment (as defined below). The Closing Balance Sheet shall be prepared by the Seller on a basis consistent with the Initial Balance Sheet in accordance with GAAP, except as set forth in the notes thereto (which notes shall be prepared on a basis consistent with the notes to the Initial Balance Sheet) and that the Customs Receivable shall not be reflected as an asset on the Initial Balance Sheet or the Closing Balance Sheet.

                    (b) The "Preliminary Working Capital Adjustment" shall equal the amount of Working Capital reflected on the Initial Balance Sheet minus the amount of Working Capital reflected on the Closing Balance Sheet. As used herein, "Working Capital" for purposes of both the Initial Balance Sheet and the Closing

          Balance Sheet shall mean the difference between the total current assets (excluding any current assets that are Excluded Assets including, without limitation, the Customs Receivable) of the Business and the total current liabilities (excluding short-term borrowings and any other current liabilities that are Excluded Liabilities) of the Business, as reflected on the Initial Balance Sheet or the Closing Balance Sheet, as the case may be.

                    (c) Following the Closing Date, the Purchaser shall afford the Seller access to all books and records relating to the Business and make available the assistance of any employees of the Purchaser related to the Business, in each case as is necessary to enable the Seller to prepare the Closing Balance Sheet and to calculate the Preliminary Working Capital Adjustment, both of which shall be certified by the Seller's Chief Financial Officer as having been prepared and calculated in accordance with the terms of this Agreement.

                    (d) The Purchaser shall have a period of 20 Business Days to review the Closing Balance Sheet and the calculation of the Preliminary Working Capital Adjustment following delivery of the Closing Balance Sheet by the Seller. During such period, the Seller shall afford the Purchaser access to any of its books, records and work papers necessary to enable the Purchaser to review the Closing Balance Sheet and the calculation of the Preliminary Working Capital Adjustment. The Purchaser may dispute any amounts reflected in the Preliminary Working Capital Adjustment by giving notice in writing to the Seller specifying each of the disputed items and setting forth in reasonable detail the basis for such dispute. Failure by the Purchaser to dispute the amounts reflected in the Preliminary Working Capital Adjustment within 20 Business Days of delivery of the Closing Balance Sheet by the Seller shall be deemed an acquiescence therein by the Purchaser. If within 30 days after delivery by the Purchaser to the Seller of any notice of dispute, the Purchaser and the Seller are unable to resolve all of such disputed items, then any remaining items in dispute shall be submitted to Arthur Andersen & Co. (the "Arbitrator"). The Arbitrator shall determine the remaining disputed items and report to the Seller and the Purchaser upon such items. The Arbitrator's decision shall be final, conclusive and binding on all parties. The Purchaser and the Seller agree that judgment may be entered upon the determination of the Arbitrator in any court having jurisdiction over the party against whom such determination is to be enforced. The fees and disbursements of the Arbitrator shall be borne equally by the Purchaser and the Seller. The Preliminary Working Capital Adjustment if undisputed or deemed undisputed or as revised in accordance with the procedure outlined above shall be the "Final Working Capital Adjustment."

                    (e) If the amount of the Final Working Capital Adjustment is positive then the Purchase Price shall be decreased by such amount and the Seller shall pay to the Purchaser, within five (5) Business Days of the final determination thereof pursuant to the foregoing provisions of this Section 2.2, an amount equal to the Final Working Capital Adjustment in cash, with interest from the Closing Date until paid, computed at the prime rate announced from time to time by Bankers Trust Company, as in effect on the Closing Date.

                    (f) If the amount of the Final Working Capital Adjustment is negative then the Purchase Price shall be increased by such amount and the Purchaser shall pay to the Seller, within five (5) Business Days of the final determination thereof pursuant to the foregoing provisions of this Section 2.2, an amount equal to the Final Working Capital Adjustment in cash, with interest from the Closing Date until paid, computed at the prime rate announced from time to time by Bankers Trust Company, as in effect on the Closing Date.

                    (g) The Purchaser and the Seller agree that the procedures established by this Section 2.2 shall constitute the exclusive procedures for determining the Preliminary Working Capital Adjustment and the Final Working Capital Adjustment.

            2.3. Allocation of Purchase Price. The Purchaser and the Seller hereby agree that the Purchase Price of the Assets will be allocated in a mutually acceptable manner within sixty (60) Business Days after the Closing Date. Subject to the requirements of any applicable tax law, all tax returns and reports filed by the Purchaser and the Seller shall be prepared consistently with such allocation.

In the event of any purchase price adjustment hereunder, the Purchaser and the Seller agree to adjust such allocation to reflect such purchase price adjustment and to file consistently any tax returns and reports required as a result of such purchase price adjustment.


                                  ARTICLE III.

                                   THE CLOSING

            3.1. Closing Date. The Closing shall take place at the offices of Weil, Gotshal & Manges, 767 Fifth Avenue, York, New York at 10:00 A.M., not later than the fifth Business Day following satisfaction of all of the conditions precedent thereto set forth in this Agreement, or at such other place and at such other time and date as may be mutually agreed upon by the Purchaser and the Seller. In the event that by the date of the Closing the Seller is unable to obtain the consents, waivers, approvals and authorizations required by
Section 10.6 hereof, the Closing shall be adjourned until the Seller obtains such consents, waivers, approvals and authorizations. The date of the Closing is referred to in this Agreement as the "Closing Date."

            3.2. Proceedings at Closing. All proceedings to be taken and all documents to be executed and delivered by the Seller in connection with the consummation of the transactions contemplated hereby shall be reasonably satisfactory in form and substance to the Purchaser and its counsel. All proceedings to be taken and all documents to be executed and delivered by the Purchaser in connection with the consummation of the transactions contemplated hereby shall be reasonably satisfactory in form and substance to the Seller and its counsel. All proceedings to be taken and all documents to be executed and delivered by all parties at the Closing shall be deemed to have been taken, executed and delivered simultaneously, and no proceedings shall be deemed taken nor any documents executed or delivered until all have been taken, executed and delivered.

            3.3. Deliveries by the Seller to the Purchaser. At the Closing, the Seller shall deliver, or shall cause to be delivered, to the Purchaser the following:

                    (a) executed assignments, patent assignments, trademark assignments, bills of sale and/or certificates of title, in forms to be mutually agreed upon by Purchaser and Seller, dated the Closing Date, transferring to the Purchaser all of the Assets;

                    (b) the certificate referred to in Section 9.1(c) hereof signed by the Chief Financial Officer and another duly authorized senior executive officer of the Seller referred to in Section 9.1(c) hereof;

                    (c) the opinions of counsel for the Seller referred to in
          Section 9.3 hereof;

                    (d) a lease with respect to the office of the Business in Fairfield, Connecticut having the terms set forth on Exhibit B hereto (the "Lease"), signed by a duly authorized officer of the Seller;

                    (e) a receipt for the Purchase Price; and

                    (f) such other documents, certificates and agreements as the Purchaser reasonably requests.


            3.4. Deliveries by the Purchaser to the Seller. At the Closing, the Purchaser shall deliver to the Seller the following:

                    (a) immediately available funds in the amount of the Purchase Price, by wire transfer as provided in Section 2.1 hereof;

                    (b) the certificate referred to in Section 10.1(c) hereof signed by the Chief Financial Officer and another duly authorized senior executive officer of the Purchaser;

                    (c) the opinion of counsel for the Purchaser referred to in
          Section 10.3 hereof;

                    (d) an executed assumption agreement, in a form to be mutually agreed upon by Purchaser and Seller, dated the Closing Date, pursuant to which the Purchaser assumes all of the Assumed Liabilities;

                    (e) the Lease, signed by a duly authorized officer of the Purchaser; and

                    (f) such other documents, certificates and agreements as the Seller reasonably requests.

                                  ARTICLE IV.

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

            The Seller hereby represents and warrants to the Purchaser as follows:

            4.1. Organization and Good Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business (including, without limitation, the Business) as it is now being conducted, and to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

            4.2. Authorization of Agreement. The Seller has full corporate power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by the Seller in connection with the consummation of the transactions contemplated by this Agreement (all such other agreements, documents, instruments and certificates required to be executed by the Seller being hereinafter referred to, collectively, as the "Seller Documents"), and to perform fully its obligations hereunder and thereunder. The execution, delivery and performance by the Seller of this Agreement and each of the Seller Documents has been duly authorized by all necessary corporate action on the part of the Seller. This Agreement has been, and each of the Seller Documents will be at or prior to the Closing, duly executed and delivered by the Seller, and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and the Seller Documents when so executed and delivered will constitute, legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). None of the execution and delivery by the Seller of this Agreement and the Seller Documents, or the consummation of the transactions contemplated hereby or thereby, or compliance by the Seller with any of the provisions hereof or thereof will (i) conflict with, or result in the breach of, any provision of the certificate of incorporation or by-laws of the Seller, (ii) conflict with, violate, result in the breach or termination of, or constitute a default under any Contract, Order or Permit to which the Seller is a party or by which it or any of the Assets is bound or subject, (iii) constitute a violation of any Law applicable to the Seller, or (iv) result in the creation of any Lien (other than any Lien in favor of the Purchaser) upon any of the Assets, except, in each case, for violations, conflicts, breaches or defaults which in the aggregate would not materially hinder or impair the transactions contemplated hereby or have a Material Adverse Effect.

            4.3. Properties; Leases; Assets.

            (a) The Seller owns and has good and valid title to or, in the case of leased properties, a good and valid leasehold interest in, all of the Assets, including all such Assets reflected in the Financial Statement, except Assets disposed of in the ordinary course of business after December 31, 1992. The Seller holds title to each such Asset free and clear of all Liens other than Permitted Exceptions.

            (b) Except with respect to the real property of the Seller utilized in the Business, the Assets to be transferred to the Purchaser on the Closing Date comprise all of the assets necessary to operate the Business as presently being conducted in all material respects.

            4.4. Consents. No consent, waiver, approval, or authorization of, or declaration, registration or filing with, or notification to, any Person or Governmental Body is required on the part of the Seller in connection with the execution and delivery by the Seller of this Agreement or the Seller Documents, or the compliance by the Seller with any of the provisions hereof or thereof, or the consummation of the transactions contemplated hereby or thereby, except (i) as set forth on Schedule 4.4 hereto and (ii) consents, waivers, approvals, Orders or Permits, if any, which the Purchaser is required to obtain.

            4.5. Financial Statement. The Initial Balance Sheet of the Business as of the month ended April 30, 1993, a copy of which is attached hereto as
Schedule 4.5 (the "Financial Statement"), has been prepared based on information in the books and records of the Seller in accordance with GAAP except as set forth in the notes thereto and presents fairly the financial position of the Business as at the date indicated.

            4.6. Absence of Certain Developments. Except as set forth on
Schedule 4.6 hereto, since December 31, 1992 the Seller has operated the Business in the ordinary course consistent with past practice and there has arisen no event, condition or circumstance, or group of events, conditions or circumstances that have resulted in, or could be reasonably expected to result in, a Material Adverse Effect. Without limiting the generality of the foregoing, except as set forth on Schedule 4.6 hereto, since December 31, 1992, there has not been:

            (a) other than in the ordinary course of business and in accordance with past practice, any (i) increase in benefits payable or potentially payable under any severance, continuation or termination pay policies or employment agreements with any officer or employee of the Seller who is employed in connection with the Business or who may otherwise become an employee of the Purchaser following the Closing, (ii) increase in compensation, bonus or other benefits payable or potentially payable to officers or employees of the Seller who are employed in connection with the Business or who may otherwise become employees of the Purchaser following the Closing, or (iii) change in the terms of any bonus, pension, insurance, health or other employee benefit plan or arrangement of the Seller with respect to any officer or employee who is employed in connection with the Business or who may otherwise become an employee of the Purchaser following the Closing;

            (b) any loan to or guarantee or assumption of any loan or obligation on behalf of any officer or employee of the Seller involved in the Business;

            (c) any change by the Seller in its accounting principles, methods or practices or in the manner it keeps its books and records; or

            (d) any labor dispute (other than routine individual grievances) or activity or proceeding by a labor union or representative thereof to organize any employees of the Seller involved in the Business who were not subject to a collective bargaining agreement at December 31, 1992, or any lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to any such employee.

            4.7. Intangible Property. The Intangible Assets set forth on Schedules 1.1(d) and 1.1(e) constitute all of the registered patents, trademarks, trade names, service marks and copyrights, and all applications therefor relating to any of the foregoing, used in connection with, or necessary for the operation of, the Business, except for any name, mark, trade name or trade mark incorporating "IMO" or "IMO Delaval." Except as set forth on Schedule
4.7 hereto, each of the Intangible Assets listed on Schedule 1.1(d) or 1.1(e) as being owned by the Seller is owned by the Seller free and clear of any and all Liens (other than Permitted Exceptions) and, to the knowledge of the Seller, no other Person has any claim of ownership with respect thereto. The Seller has adequate licenses or other valid rights to use all of the Intangible Assets which it does not own and which are material to the conduct of the Business as presently conducted, and such licenses and rights are included in the Assets. To the Seller's knowledge, the Seller's use of the foregoing Intangible Assets does not conflict with, infringe upon, violate or interfere with any intellectual property rights of any other Person. Except as set forth on Schedule 4.7, there are not and have not been any legal Proceedings involving any of the Intangible Assets nor, to the Seller's knowledge, is any such action or proceeding threatened.

            4.8. Taxes. None of the Assets is tax-exempt use property within the meaning of Section 168(h) of the Code. None of the Assets is property that is or will be required to be treated as being owned by another person pursuant to the provisions of Section 168(f) (8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1986.

            4.9. Employees and Employee Benefits.

            (a) Except as set forth on Schedule 4.9(a) hereto, (i) the Seller is not delinquent in any material payments to any of its Employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them through Closing Date or amounts required to be reimbursed to such Employees; (ii) the Seller is not a party to any collective bargaining agreement applicable to the Employees; (iii) none of the Employees is represented by any labor organization; (iv) there is no unfair labor practice complaint against the Seller pending before the National Labor Relations Board or any comparable state, local or foreign agency and neither any grievance which might have a Material Adverse Effect nor any arbitration proceeding arising out of or under any collective bargaining agreement is currently pending; (v) there is no labor strike, work stoppage or slowdown actually occurring or, to the knowledge of the Seller, threatened against or directly affecting the operations of the Business which would have a Material Adverse Effect.

            (b) Schedule 4.9(b) (i) hereto lists each CB Employee Benefit Plan.
Schedule 4.9(b) (ii) hereto lists each CB Benefit Arrangement. Schedule 4.9(b)
(iii) hereto lists each Severance Arrangement.

            (c) Except as set forth on Schedule 4.9(c) hereto:

                (i) all CB Employee Benefit Plans intended to be qualified under
Section 401 of the Code have received favorable determinations from the Internal Revenue Service, and to the best knowledge of the Seller, nothing has occurred since such determinations to affect adversely such determinations, and true and correct copies of such plans and determination letters have been delivered to the Purchaser;

                (ii) no CB Employee Benefit Plans which constitute "employee welfare benefit plans," as defined in Section 3(1) of ERISA, are funded through trusts under Section 501(c) of the Code;

                (iii) no CB Employee Benefit Plan has participated in, engaged in or been a party to any "prohibited transaction" (as defined in ERISA or the Code), and neither the Seller nor any of its ERISA Affiliates has incurred, or is reasonably expected to incur, any liability for taxes under Code Section 4975, with respect to any CB Employee Benefit Plan;

                (iv) other than normal claims for benefits, there is no material claim, pending or threatened, involving any CB Employee Benefit Plan or CB Benefit Arrangement by any person against such plan or arrangement, or the Seller or any ERISA Affiliate, nor to the knowledge of the Seller is there any reasonable basis to anticipate any such claim; there is no material violation of any reporting or disclosure requirement imposed by ERISA or the Code with respect to any CB Employee Benefit Plan. True and correct copies of the most recent annual report on IRS Form 5500 (including attachments, exhibits, schedules, actuarial report and audited financial statement) for each CB Employee
Benefit Plan have been delivered to the Purchaser. These reports and related exhibits and attachments accurately described the assets and liabilities of each such plan as of the date thereof and since the date of such annual reports there has been no material adverse change in the funding status of any funded CB Employee Benefit Plan; and

                (v) no CB Employee Benefit Plan which is an employee pension benefit plan, as defined in Section 3(2) of ERISA, has incurred an "accumulated funding deficiency" (within the meaning of Section 412(a) of the Code) whether or not waived. Except as disclosed in Schedule 4.9(c) hereto, no "reportable event" within the meaning of Section 4043(b) of ERISA (to the extent that the reporting of such events to the Pension Benefit Guaranty Corporation ("PBGC") within 30 days of the occurrence has not been waived) with respect to any such pension plan has occurred and is continuing or is reasonably expected to occur. No termination liability to the PBGC has been or is expected to be incurred with respect to any such pension plan, and no conditions or events have occurred that present significant risk of termination by the PBGC.

            (d) Neither the Seller nor any of its ERISA Affiliates have at any time during the six (6) years immediately prior to the Closing Date sponsored, maintained or contributed to or incurred an obligation to contribute to any "multiemployer plan", as defined in Sections 3(37) and 4001(a)(3) of ERISA.

            (e) With respect to each CB Employee Benefit Plan and CB Benefit Arrangement, all contributions to or payments under any such plan which were required to be paid as of the Closing Date have been paid by the Seller and all amounts accrued to date under such plans as liabilities of the Seller which have not been paid because they are not yet due under applicable law have been properly recorded on the books of the Seller, as reflected on the Closing Balance Sheet.

            4.10. Litigation. Except as set forth on Schedule 4.10 hereto, there is no Legal Proceeding pending or, to the knowledge of the Seller, threatened
(i) against or initiated by the Seller in connection with the operation of the Business or ownership of the Assets; (ii) that seeks to enjoin or obtain damages in respect of the consummation of the transactions contemplated by this Agreement or the

Seller Documents; or (iii) that questions the validity of this Agreement, any of the Seller Documents or any action taken or to be taken by the Seller in connection with the consummation of the transactions contemplated hereby or thereby.

            4.11. Compliance with Law. Except as set forth on Schedule 4.11 hereto or on another Schedule hereto, the Business has been and is being conducted, and the uses to which the Assets have been and are being put, have been and are in compliance in all material respects with all applicable Laws, Orders and Permits. Except as set forth on Schedule 4.11 hereto, the Seller has neither received, nor knows of the issuance of, any notice of any such violation or alleged violation.

            4.12. Receivables. All of the accounts and accounts receivable reflected on the Initial Balance Sheet, and all accounts and accounts receivable arising subsequent to the date thereof, have arisen from bona fide transactions in the ordinary course of business consistent with past practice.

            4.13. Inventory. Subject to any reserve therefor that may be set forth in the Financial Statement or set forth in Schedule 4.13 hereto, all of the Inventory: (a) has been acquired or manufactured in the ordinary course of business, consistent with past practice; (b) is of a quality useable in the ordinary course of business (including processing into merchantable finished inventories for sale in the ordinary course of business) free of any material defect or deficiency; (c) is in merchantable and undamaged condition in all material respects; and (d) is not obsolete.

            4.14. Environmental Matters. (a) The Seller has obtained all approvals, authorizations, certificates, consents, licenses, orders and permits or other similar authorizations of all Governmental Bodies, or from any other person, that are required under any Environmental Law and relate to the Business or the Assets. Schedule 4.14(a) sets forth all permits, licenses and other authorizations issued under any Environmental Law to the Seller relating to the Business or the Assets.

                (b) Except as set forth on Schedule 4.14(b), the Seller is in compliance in all material respects with all terms and conditions of all approvals, authorizations, certificates, consents, licenses, orders and permits or other similar authorizations of all Governmental Bodies and all other persons required under all Environmental Laws and used in the Business or that relate to the Assets, and is also in compliance in all material respects with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws.

                (c) Except as set forth in Schedule 4.14(c), there is no pending or, to the Seller's knowledge, threatened, Legal Proceeding, citation or notice of violation under any Environmental Law relating to the Business or any of the Assets.

            4.15. Brokers. Other than Morgan Stanley & Co. Incorporated ("Morgan Stanley"), no person has acted directly or indirectly as a broker, finder or financial advisor for the Seller in connection with the negotiations relating to or the transactions contemplated by this Agreement and no Person other than Morgan Stanley is entitled to any fee, commission or like payment in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of the Seller. The Seller acknowledges that it is responsible for the payment of the fees of Morgan Stanley in connection with the transactions contemplated by this Agreement.

            4.16. Material Contracts and Bids.

            (a) Schedule 4.16 hereto contains a true and correct list of each oral or written contract, agreement, commitment or obligation with respect to the Assets or the Business to which the Seller is a party, other than all purchase orders entered into in the ordinary course of business, which is being assigned to the Purchaser hereunder and which involves the payment to or from the Seller of amounts in excess of $25,000 per year or the loss of which could result in a Material Adverse Effect (collectively, the "Material Contracts").

            (b) Except as disclosed in Schedule 4.16, each Contract constitutes the legal, valid and binding obligation of the Seller and, to the Seller's knowledge, each other party thereto, enforceable against the Seller in accordance with each Contract's terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that rights to indemnification and contribution under any Contract may be limited by federal or state securities laws or public policy relating thereto. The Seller has no knowledge of any other party to any Contract being in default or having failed to perform any material obligation thereunder.

            4.17. No Undisclosed Liabilities. Except as set forth on any schedule hereto and for liabilities incurred in the ordinary course of business and consistent with past practices, since the date of the Financial Statement, the Seller has not incurred any material liability or obligation (whether accrued, absolute, contingent or otherwise), and whether due or to become due, of a nature required by GAAP to be reflected on a corporate balance sheet or disclosed in the notes thereto.


                                   ARTICLE V.

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

            The Purchaser hereby represents and warrants to the Seller that:

            5.1. Organization and Good Standing. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as it is now being conducted, and to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

            5.2. Authorization of Agreement. The Purchaser has full corporate power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by it in connection with the consummation of the transactions contemplated by this Agreement (all such other agreements, documents, instruments and certificates required to be executed by the Purchaser being hereinafter referred to, collectively, as the "Purchaser Documents") and to perform fully its respective obligations hereunder and thereunder. The execution, delivery and performance by the Purchaser of this Agreement and each Purchaser Document has been duly authorized by all necessary corporate action on the part of the Purchaser. This Agreement has been, and the Purchaser Documents will be at or prior to the Closing, duly executed and delivered by the Purchaser and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and the Purchaser Documents when so executed and delivered will constitute, legal, valid and binding obligations of the Purchaser, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). None of the execution and delivery by the Purchaser of this Agreement and the Purchaser Documents, or the consummation of the transactions contemplated hereby or thereby, or compliance by the Purchaser with any of the provisions hereof or thereof, will (i) conflict with, or result in the breach of, any provision of the certificate of incorporation or by-laws of the Purchaser, (ii) conflict with, violate, result in the breach termination of, or constitute a default under any contract or Order to which the Purchaser is a party or by which it or any of its respective properties or assets is bound or subject, or (iii) constitute a violation of any Law applicable to the Purchaser, except, in each case, for violations, conflicts, breaches or defaults which individually or in the aggregate would not materially hinder or impair the transactions contemplated hereby.

            5.3. Consents. No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of the Purchaser in connection with the execution and delivery of this Agreement or the Purchaser Documents or the compliance by the Purchaser with any of the provisions hereof or thereof, except consents, waivers, approvals, Orders or Permits, if any, which the Seller is required to obtain pursuant to Section 4.4 hereof.

            5.4. Availability of Funds. The Purchaser has available sufficient funds or commitments from lending institutions for such funds to enable it to consummate the transactions contemplated by this Agreement.

            5.5. Litigation. There is no Legal Proceeding pending or, to the knowledge of the Purchaser, threatened, that seeks to enjoin or obtain damages in respect of the consummation of the transactions contemplated by this Agreement or that questions the validity of this Agreement, the Purchaser Documents or any action taken or to be taken by the Purchaser in connection with the consummation of the transactions contemplated hereby or thereby.

            5.6. Brokers. Other than Aurora Capital Partners L.P. ("Aurora"), no Person has acted directly or indirectly as a broker, finder or financial advisor for the Purchaser in connection with the negotiations relating to or the transactions contemplated by this Agreement and no Person is entitled to any fee or commission or like payment in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Purchaser. The Purchaser acknowledges that it is responsible for the payment of the fees of Aurora in connection with the transactions contemplated by this Agreement.


                                   ARTICLE VI.

                             COVENANTS OF THE SELLER

            From and after the date hereof and until the Closing, the Seller hereby covenants and agrees with the Purchaser that:

            6.1. Cooperation. The Seller shall use its best efforts to cause the consummation of the transactions contemplated hereby in accordance with the terms and conditions hereof, including, without limitation, cooperating with the Purchaser to obtain novations for all government contracts to be transferred hereunder.

            6.2. Access to Documents; Opportunity to Ask questions. The Seller shall provide the Purchaser with such information as the Purchaser from time to time reasonably may request with respect to the Business, and shall permit the Purchaser and any of its directors, officers, employees, counsel, representatives, accountants and auditors (collectively, the "Purchaser Representatives") reasonable access, during normal business hours and upon reasonable prior notice, to the properties, corporate records and books of accounts of the Business, as the Purchaser from time to time reasonably may request;

provided, however, that the Seller shall not be obligated to provide the Purchaser with any information the provision of which may be prohibited by law or contractual obligation. No disclosure by the Seller whatsoever during any investigation by the Purchaser shall constitute an enlargement of or additional warranty or representation of the Seller beyond those expressly set forth in this Agreement. All information and access obtained by the Purchaser in connection with the transactions contemplated by this Agreement shall be subject to the terms and conditions of the letter agreement relating to confidentiality, dated as of December 7, 1992, between the Seller and the Purchaser (the "Confidentiality Agreement").

            6.3. Conduct of Business.

                (a) Except as otherwise may be contemplated by this Agreement, required by any of the documents listed in the Schedules hereto or as the Purchaser otherwise may consent to in writing (which consent shall not be unreasonably withheld), the Seller shall cause the Business to be operated, and the Assets to be used and maintained, in the ordinary course consistent with past practice and use all reasonable efforts consistent with past practice to
(i) preserve present business operations, organization and goodwill of the Business, (ii) keep available the services of present employees of the Business,
(iii) preserve present relationships with persons having business dealing(s) with the Business, (iv) maintain all of the assets and properties of the Business in their current condition, normal wear and tear excepted, (v) maintain insurance in such amounts and of such kinds as is comparable to that in effect on the date hereof (with insurers of substantially the same or better financial condition), (vi) comply with all Laws; (vii) file all foreign, federal, state and local tax returns applicable to the Business or the Assets required to be filed and make timely payment of all applicable Taxes when due, (viii) notify the Purchaser in writing of any action, event, condition or circumstance, or group of actions, events, conditions or circumstances, relating to the Business or the Assets, or to the Seller's knowledge, any other person, that results in, or could reasonably be expected to result in, a Material Adverse Effect, other than changes in general economic conditions or in the bearings business in general, such notification to be provided to the Purchaser by the Seller promptly after the occurrence of any such action, event, condition or circumstance, or group thereof, and (ix) if related in any way to the Business or the Assets, notify the Purchaser in writing of the commencement of any Legal Proceedings by or against the Seller, or upon the Seller's becoming aware of any threat, claim, action, suit, inquiry, proceeding, notice of violation, demand letter, subpoena, government audit or disallowance that could reasonably be expected to result in a Legal Proceeding, such notification to be provided to the Purchaser by the Seller promptly after such commencement or after the Seller's becoming aware thereof.

                (b) Except as otherwise may be contemplated by this Agreement, required by any of the documents listed in the Schedules hereto or as the Purchaser otherwise may consent to in writing (which consent shall not be unreasonably withheld), the Seller shall not do any of the following:

                    (i) (A) increase the rate of compensation payable or to become payable to any of the employees or agents of the Business other than in the ordinary course of business, (B) amend in any material respect any bonus, stock option, stock purchase, profit-sharing, deferred compensation, pension, retirement or other similar plan or arrangement to or in respect of any such employee or agent, other than as may be required to maintain compliance with ERISA and/or the Code or (C) enter into any new, or amend in any material respect any existing, employment, severance or consulting agreement, sales agency, or other Contract with respect to the performance of personal services for the Business, other than as may be required to maintain compliance with ERISA and/or the Code;

                    (ii) (A) incur or become subject to, or agree to incur or become subject to, any material obligation or liability (contingent or otherwise) relating to the Business, except (x) normal trade or business obligations (including Contracts) incurred in the ordinary course of business and consistent with past practice and (y) existing obligations under Contracts listed on any Schedule to this Agreement,
          (B) sell, assign, transfer, convey, lease or otherwise dispose of any of the Assets (other than inventory of the Business in the ordinary course of business consistent with past practice), (C) cancel or compromise any material debt or claim or waive or release any material right relating to the Business or the Assets, except for adjustments or settlements made in the ordinary course of business consistent with past practice, (D) acquire any material assets relating to the Business other than in the ordinary course of business, (E) mortgage, pledge or encumber (or permit to be encumbered) any of the Assets or permit the Assets to become subject to any Lien, except for (1) liens on certain Assets of the Business in connection with the restructuring of the Seller's senior indebtedness (which the Seller covenants and agrees to have removed on or prior to the Closing Date), (2) liens for Taxes not due and (3) mechanics' liens being disputed by the Seller in good faith and by appropriate proceedings, (F) amend, modify or terminate any Contract, except for amendments or modifications to (or scheduled expirations of) sales or supply contracts that do not materially and adversely affect the benefits available to the Business thereunder, or (G) alter the manner of keeping its books, accounts or records or the accounting practices therein reflected.

            6.4. Consents and Conditions; Assignment of Assets. The Seller shall use its best efforts to obtain all approvals, consents or waivers from Persons other than Governmental Bodies (provided that the Seller and the Purchaser shall use their best efforts to obtain the consent of all Governmental Bodies to the assignment to the Purchaser of the Permits set forth on Schedule 4.4 hereof) necessary to assign to the Purchaser all of the Seller's interest in the Assets or any claim, right or benefit arising thereunder or resulting therefrom (each, an "Interest") as soon as practicable; provided, however, that in no event shall the Seller be obligated to pay any consideration therefor to the third party from whom such approval, consent or waiver is requested or release any right, benefit or claim in order to obtain such approval, consent or waiver.

            6.5. Compliance with Connecticut Transfer Act. The Seller shall comply with the Connecticut Transfer Act, Connecticut General Statutes Section 22a-134 et seq and file a Form III with the Commissioner of Environmental Protection prior to the Closing. In accordance with Connecticut General Statutes
Section 22a-134e, the Purchaser shall pay all applicable fees at the time of the filing of the Form III.

            6.6. No Solicitation. Between the date hereof and the earlier to occur of the Closing Date or the termination of this Agreement, neither the Seller nor any of its Affiliates, directors, officers, employees, representatives or agents shall solicit, encourage or consider any other acquisition proposal (including by way of furnishing any information concerning all or a portion of the Business or the Assets); provided, however, that the Seller may consider another acquisition proposal (including by way of furnishing any information concerning all or a portion of the Business or the Assets) if the failure to do so would cause the Seller, its officers or directors to breach their fiduciary duties under applicable Law. As used in this Section 6.6, the phrase "acquisition proposal" means a proposal for the acquisition of all or a portion of the Business or the Assets.


                                  ARTICLE VII.

                           COVENANTS OF THE PURCHASER

            From and after the date hereof, and until the Closing Date, the Purchaser hereby covenants and agrees with the Seller that:

            7.1. Cooperation. The Purchaser shall use its best efforts to cause the consummation of the transactions contemplated hereby in accordance with the terms and conditions hereof, including, without limitation, cooperating with the Seller to obtain novations for all government contracts to be transferred hereunder.

            7.2. Confidentiality. The Purchaser and Aurora shall comply with the terms of the Confidentiality Agreement.

            7.3. Consents and Conditions. The Purchaser shall use its best efforts to obtain all approvals, consents or waivers from Persons other than Governmental Bodies necessary to assign to the Purchaser all of the Seller's interest in the Assets or any claim, right or benefit arising thereunder or resulting therefrom as soon as practicable; provided, however, that in no event shall the Purchaser be obligated to pay any consideration therefor to the third party from whom such approval, consent or waiver is requested or release any right, benefit or claim in order to obtain such approval, consent or waiver.

            7.4. Permits, Bonds and Guarantees. The Purchaser shall use its best efforts to obtain as of the Closing all Permits required by any Governmental Body with respect to the Purchaser's operation of the Business or the Purchaser's ownership or operation of the Assets (including all such Permits required under Environmental Laws) without any guaranty or liability of the Seller with respect thereto; provided, however, that, as provided in Section 1.1 hereof, the Seller shall assign, transfer or convey to the Purchaser at the Closing those Permits described in one or more Schedules hereto that are held by the Seller in connection with the Business and that can be assigned without having to obtain the consent of any Governmental Body with respect thereto or for which such consent is obtained.


                                  ARTICLE VIII.

              COVENANTS RELATING TO EMPLOYMENT AND EMPLOYEE MATTERS

            8.1. Employees.

                (a) The Purchaser shall offer employment as of the Closing Date to each Employee who is not a CB Employee on terms and conditions of employment substantially similar to those the Purchaser provides to similarly situated employees on the Business Day immediately preceding the Closing Date; provided, however, that such Employees shall not be third party beneficiaries of this Agreement. The Purchaser shall offer each CB Employee employment under terms and conditions provided in the collective bargaining agreement applicable to each such CB Employee. The Purchaser agrees to assume all of the rights and obligations of the Seller under all collective bargaining agreements applicable to the CB Employees and the CB Retirees and which are in effect on the Business Day immediately preceding the Closing Date.

                (b) Upon the reasonable request of the Purchaser, the Seller shall provide to the Purchaser a statement of all accrued compensation and benefits of Employees under the Seller's Employee Benefit Plans, Benefit Arrangements and Severance Arrangements as of the Closing Date.

            8.2. COBRA. Except as provided in the following sentence, the Seller agrees that, with respect to group health plans sponsored by it prior to the Closing Date, it shall be liable for compliance with the continuation coverage provisions of Sections 601 through 608 of ERISA imposed as the result of a "qualifying event" (as that term is defined in ERISA Section 603 and Code Section 4980B(f) (3)) that occurs prior to the Closing Date with respect to any CB Employee or CB Retiree and that occurs prior to or on the Closing Date with respect to any other Employee or former Employee, (including the spouse and beneficiaries of any such individual) provided that the Purchaser shall reimburse the Seller for the administrative costs of providing such coverage with respect to a qualifying event occurring on the Closing Date that are not paid by the Employee. The Purchaser agrees that it shall be liable for compliance with the continuation coverage provisions of Sections 601 through 608 of ERISA (i) imposed as the result of a qualifying event that occurs on or after the Closing Date with respect to any CB Employee or CB Retiree or (ii) imposed for any period extending beyond the Closing Date with respect to a qualifying event which occurred prior to the Closing Date with respect to any CB Employee or CB Retiree, provided that with respect to (ii) hereof the Seller (or the plan administrator appointed by it) has met all relevant notice requirements under Section 606 of ERISA or Section 4980B(f) (6) of the Code pertaining to any "covered employee" or "qualified beneficiary" (as such terms are defined in Section 607 of ERISA and Sections 4980B(f) and (g) of the Code) affected by such qualifying event.

            8.3. Union Plans. Effective on and after the Closing, the Purchaser shall assume the sponsorship of each CB Employee Benefit Plan and CB Benefit Arrangement provided for under the collective bargaining agreements applicable to the Business, but shall be permitted to amend or terminate any of such plans at any time after the Closing in accordance with the terms of such plans with respect to amendment or termination thereof and in accordance with any applicable duty to bargain with its employees' bargaining representatives. The Seller agrees that it will adopt such resolutions and undertake such other actions as may be necessary or appropriate to transfer sponsorship of such plans to the Purchaser, including, but not limited to the orderly transfer of assets of all funded CB Employee Benefit Plans and CB Benefit Arrangements to the successor fiduciaries of such plans as soon as practicable after the Closing Date, and Purchaser shall adopt appropriate resolutions assuming sponsorship of such plans.

            8.4. Termination Obligations. From and after the Closing Date, the Purchaser shall be liable for all payments that may be required to be made under any Severance Arrangement, other than any payments made under the Letter Agreements.

            8.5. Indemnification. The Purchaser shall indemnify the Seller from any liability, loss, damage or expense the Seller may incur (including reasonable attorneys' fees) with respect to any claims of Employees (i) arising out of their employment with the Purchaser, (ii) under any Law relating to the termination, whether constructive or actual, of such Employee's employment arising on or after the Closing Date, except as provided in Section 8.2 hereof concerning COBRA obligations, (iii) arising out of or in connection with post-retirement welfare benefits for CB Retirees or (iv) in connection with Liabilities assumed by the Purchaser under this Article VIII.


                                   ARTICLE IX.

               CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATIONS

            The obligation of the Purchaser to consummate the purchase of the Assets and the assumption of the Assumed Liabilities on the Closing Date is, at the option of the Purchaser, subject to the satisfaction of the following conditions:

            9.1. Representations, Warranties and Covenants.

                (a) Each of the representations and warranties of the Seller contained herein shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though the same had been made on and as of the Closing Date, it being understood that to the extent that such representations and warranties were made as of a specified date the same shall continue on the Closing Date to be true and correct in all material respects as of the specified date.

                (b) The Seller shall have performed and complied, in all material respects, with the covenants and provisions of this Agreement required to be performed or complied with by it at or prior to the Closing Date.

                (c) The Purchaser shall have received a certificate of the Seller, dated as of the Closing Date and signed by the Chief Financial Officer and another duly authorized senior executive officer of the Seller, certifying as to the fulfillment of the conditions set forth in this Section 9.1.

            9.2. No Prohibition. No Law or Order of any Governmental Body shall be in effect which prohibits the Purchaser or the Seller from consummating the transactions contemplated hereby or would be violated as a result of such consummation.

            9.3. Opinion of the Seller's Counsel. The Purchaser shall have received an opinion or opinions of counsel for the Seller, dated the Closing Date, in a form reasonably acceptable to the Purchaser.

            9.4. Delivery of Documents. The Seller shall have executed and delivered to the Purchaser at the Closing a bill of sale, certificates of title, an assignment and assumption agreement, a patent, application, trademark information and assignment agreement and such other documents as shall reasonably be requested by the Purchaser to transfer the Assets and otherwise consummate the transactions contemplated by this Agreement.

            9.5. Lease. The Seller shall have executed and delivered to the Purchaser the Lease.

            9.6. Absence of Material Adverse Effect. There shall not have occurred between the date hereof and the Closing Date any Material Adverse Effect, regardless whether such Material Adverse Effect is the result of a single occurrence, condition or circumstance, or group of occurrences, conditions and circumstances.

            9.7 Approvals and Consents. All Permits of all Governmental Bodies and all consents of all other Persons shall have been obtained (a) as are necessary to consummate the transactions contemplated hereby and for the Purchaser to receive the benefits contemplated by this Agreement and (b) where the failure to obtain any of the foregoing, whether alone or in the aggregate, could result in a Material Adverse Effect.

                                   ARTICLE X.

                CONDITIONS PRECEDENT TO THE SELLER'S OBLIGATIONS

            The obligation of the Seller to consummate the sale, transfer and assignment to the Purchaser of the Assets and the assignment of the Assumed Liabilities on the Closing Date is, at the option of the Seller, subject to the satisfaction of the following conditions.

            10.1. Representations, Warranties and Covenants.

                    (a) Each of the representations and warranties of the Purchaser contained herein shall be true and correct in all material respects as of the Closing Date with the same force and effect as though the same had been made on and as of the Closing Date, it being understood that to the extent that such representations and warranties were made as of a specified date the same shall continue on the Closing Date to be true and correct in all material respects as of the specified date.

                    (b) The Purchaser shall have performed and complied in all material respects with the covenants and provisions in this Agreement required herein to be performed or complied with by them at or prior to the Closing Date.

                    (c) The Seller shall have received a certificate of the Purchaser, dated as of the Closing Date and signed by the Chief Financial Officer and another duly authorized senior executive officer of the Purchaser, certifying as to the fulfillment of the conditions set forth in this Section 10.1.

            10.2. No Prohibition. No Law or Order of any Governmental Body shall be in effect which prohibits the Seller or the Purchaser from consummating the transactions contemplated hereby or would be violated as a result of such consummation.

            10.3. Opinion of the Purchaser's Counsel. The Seller shall have received an opinion or opinions of counsel for the Purchaser, dated the Closing Date, in a form reasonably acceptable to the Seller.

            10.4. Delivery of Documents. The Purchaser shall have executed and delivered to the Seller at the Closing an assignment and assumption agreement.

            10.5. Lease. The Purchaser shall have executed and delivered to the Seller the Lease.


                                   ARTICLE XI.

                        ADDITIONAL POST-CLOSING COVENANTS

            11.1. Further Assurances.

                    (a) From time to time after the Closing Date, each of the Seller and the Purchaser shall, at its sole cost and expense, at the reasonable request of the Purchaser, execute and deliver such other and further instruments of sale, assignment, assumption, transfer and conveyance and take such other and further actions as the Purchaser may reasonably request in order to vest in the Purchaser and put the Purchaser in possession of the Assets and to transfer to the Purchaser any Contracts and rights of the Seller relating to the Assets and assure to the Purchaser the benefits thereof, and, at the reasonable request of the Seller, to give effect to the Purchaser's assumption of the Assumed Liabilities.

                    (b) Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign any Asset, Permit or any claim or right or any benefit arising thereunder or resulting therefrom if an attempted assignment thereof, without the consent of a Governmental Body or other third party thereto, would constitute a breach or other contravention thereof, be ineffective with respect to any party thereto or in any way adversely affect the rights of the Purchaser.

                    (c) With respect to any Contract or any claim, right or benefit arising thereunder or resulting therefrom, promptly after the date hereof, to the extent reasonably requested by the Purchaser, the Purchaser and the Seller will use their respective best efforts to obtain the written consent of the other parties to any such Contract for the assignment thereof to the Purchaser, or written confirmation from such parties reasonably satisfactory in form and substance to the Purchaser confirming that such consent is not required; provided, however, that the Seller shall not be obligated to pay any consideration for obtaining any such consent unless the Purchaser in writing requests the Seller to pay such consideration and agrees to reimburse the Seller for any such payment. If such consent, waiver or confirmation is not obtained, the Seller and the Purchaser will cooperate in an arrangement reasonably satisfactory to the Purchaser under which the Purchaser would obtain, to the extent practicable, the claims, rights and benefits and assume the corresponding obligations thereunder in accordance with this Agreement, including subcontracting, sub-licensing or sub-leasing to the Purchaser, or under which the Seller would enforce for the benefit of the Purchaser, with the Purchaser assuming the Seller's obligations thereunder, any and all claims, rights and benefits of the Seller against the third party thereto. The Seller will promptly pay to the Purchaser when received all monies received by the Seller under any such Contract or claim, right or benefit. The Purchaser shall indemnify the Seller with respect to any of the obligations assumed by the Purchaser under any such Contract, claim, right or benefit.

                    (d) To the extent any of the approvals, consents or waivers of any Governmental Body referred to in Section 9.7 hereof has not been obtained by the Seller as of the Closing and the Purchaser nevertheless elects to close the transactions contemplated hereby, the Seller's only obligation with respect thereto shall be to use its reasonable efforts to do the following:

                              (i) cooperate with the Purchaser in any reasonable
                    and lawful arrangements designed to provide the benefits of such Interest to the Purchaser as long as the Purchaser cooperates in all material respects with the Seller in such arrangements and promptly reimburses the Seller for all payments, charges or other liabilities made or suffered by the Seller in connection therewith; and

                              (ii) enforce, at the request of the Purchaser and
                    at the expense and for the account of the Purchaser, any and all rights of the Seller arising from such Interest against such issuer or grantor thereof or the other party or parties thereto (including the right to elect to terminate such Interest in accordance with the terms thereof upon the written request of the Purchaser).

          To the extent that the Seller enters into lawful arrangements designed to provide the benefits of any Interest as set forth above, such Interest shall be deemed an Asset.

            11.2. Public Announcements. Neither the Seller (nor any of its Affiliates) nor the Purchaser (nor any of its Affiliates) shall make any public statement, including, without limitation, any press release, with respect to this Agreement and the transactions contemplated hereby, without the prior written consent of the other party (which consent may not be unreasonably withheld), except as may be required by Law.

            11.3. Joint Post-Closing Covenant of the Seller and the Purchaser. The Seller and the Purchaser jointly covenant and agree that, from and after the Closing Date, the Seller and the Purchaser will cooperate with each other in defending or prosecuting any action, suit, proceeding, investigation or audit of the other relating to (a) the preparation and audit of the Seller's and the Purchaser's tax returns for all periods up to and including the Closing Date, and (b) any audit of the Purchaser and/or the Seller with respect to the sales, transfer and similar taxes imposed by the laws of any state, relating to the transactions contemplated by this Agreement. In furtherance hereof, the Purchaser and the Seller further covenant and agree to respond to all reasonable inquiries related to such matters and to provide, to the extent possible, substantiation of transactions and to make available and furnish appropriate documents and personnel in connection therewith.

            11.4. Books and Records; Personnel. For a period of six (6) years after the Closing Date (or such longer period as may be required by any Governmental Body or ongoing Legal Proceeding):

                    (a) Neither party hereto shall dispose of or destroy any of the business records and files relating to the Business. If either party wishes to dispose of or destroy such records and files after that time, it shall first give thirty (30) days' prior written notice to the other party and such other party shall have the right, at its option and expense, upon prior written notice to the first party within such thirty (30) day period, to take possession of the records and files within sixty (60) days after the date of such other party's notice to the first party.

                    (b) Each party hereto shall allow the other party and its Representatives access to all business records and files relating to the Business, during regular business hours and upon reasonable notice at the Purchaser's or the Seller's, as the case may be, principal place of business or at any location where such records are stored, and each party shall have the right, at its own expense, to make copies of any such records and files; provided, however, that any such access or copying shall be had or done in such a manner so as not to interfere with the normal conduct of the Purchaser's or the Seller's, as the case may be, business or operations.

                    (c) Each party hereto shall make available to the other party, upon written request and at such other party's expense (i) personnel to assist the other party in locating and obtaining records and files maintained by such first party and (ii) as regards the Purchaser, any of the Purchaser's personnel previously in the Seller's employ whose assistance or participation is reasonably required by the Seller in anticipation of, or preparation for, existing or future litigation, arbitration, administrative proceeding, tax return preparation or other matters in which the Seller or any of its affiliates is involved and which is related to the Business.

                    (d) Each party hereto hereby agrees to keep the information given to it by the other party pursuant to this Section 11.4 confidential and will not (except as required by applicable law, regulation or legal process, and only after compliance with this
          Section 11.4(d)), without the other party's prior written consent, disclose any such information to any third party other than such first party's attorneys, accountants, other representatives or agents (collectively, the "Representatives") who need to know such information for reasonable business purposes of such first party; provided, however, that such first party shall be responsible for any such person's maintaining the confidentiality of such information.

          In the event that such first party or any of the Representatives are requested pursuant to, or required by, applicable law, regulation or legal process to disclose any of such information, such first party will notify the other party promptly thereof so that the other party may seek a protective order or other appropriate remedy or, in the other party's sole discretion, waive compliance with the terms of this
          Section 11.4(d); provided, however, that in the event that no such protective order or other remedy is obtained, or that the other party waives compliance with the terms of this Section 11.4(d), the first party will furnish only the portion of such information which the first party is advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such information.


                                  ARTICLE XII.

                       INDEMNIFICATION AND RELATED MATTERS

            12.1. Indemnification by the Seller. From and after the Closing Date, the Seller and its successors and assigns (such entities being collectively hereinafter referred to for purposes of this Article XII as the "Seller") shall indemnify and hold the Purchaser and its successors, assigns and Affiliates harmless to the extent provided in this Article XII from and against any and all Damages resulting from or arising out of the following:

                    (a) the failure of any of the Seller's representations and warranties contained in this Agreement to have been true when made and as of the Closing Date, it being understood that to the extent that any of such representations and warranties were made as of a specified date the same shall apply only to the failure of such representation or warranty to be true as of such specified date;

                    (b) the failure of the Seller to comply in all material respects with any of the covenants contained in this Agreement which are required to be performed by the Seller;

                    (c) the Excluded Liabilities; and

                    (d) the failure to comply with any bulk sales or bulk transfer laws in connection with the transactions contemplated hereby; provided, however, that nothing herein shall relieve the Purchaser of any obligation with respect to the Assumed Liabilities.

            12.2. Indemnification by the Purchaser. From and after the Closing Date, the Purchaser and its successors and assigns (such entities being collectively hereinafter referred to for purposes of this Article XII as the "Purchaser") shall indemnify and hold the Seller and its successors, assigns and Affiliates harmless to the extent provided in this Article XII from and against any and all Damages resulting from or arising out of the following:

                    (a) the failure of any of the Purchaser's representations and warranties contained in this Agreement to have been true when made and as of the Closing Date, it being understood that to the extent that any of such representations and warranties were made as of a specified date the same shall apply only to the failure of such representation or warranty to be true as of such specified date;

                    (b) the failure of the Purchaser to comply in all material respects with any of the covenants contained in this Agreement which are required to be performed by the Purchaser;

                    (c) the Assumed Liabilities;

                    (d) the Purchaser's operation of the Business or ownership of the Assets on or after the Closing Date; and

                    (e) any workers' compensation claims made by any employee of Seller in connection with any claim arising as a result of any incidents or circumstances occurring or in existence on or before the Closing Date to the extent the aggregate amount of all such claims does not exceed $100,000.


          12.3. Determination of Damages and Related Matters. In calculating any amount payable to the Purchaser pursuant to Section 12.1 or payable to the Seller pursuant to Section 12.2, the Seller or the Purchaser, as the case may be, shall receive credit for (i) any tax benefit allowable as a result of the facts giving rise to the claim for indemnification, and (ii) any insurance recoveries, and no amount shall be included for the Purchaser's or the Seller's, as the case may be, special, consequential or punitive damages. The Seller and the Purchaser agree that, except as specifically set forth in this Agreement, neither party (including its representatives) has made or shall have liability for any representation or warranty, express or implied, in connection with the transactions contemplated by this Agreement, including in the case of the Seller and its representatives any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Business.

          12.4. Limitation on Indemnification Liabilities Under Section 12.1(a). The indemnifications in favor of the Purchaser contained in Section 12.1(a) hereof (a) shall not be effective until the aggregate dollar amount of all Damages exceeds $100,000 (the "Threshold Amount"), and then only to the extent such aggregate amount exceeds the Threshold Amount, and (b) shall terminate once the dollar amount of all Damages indemnified against under such Section aggregates 67 percent of the Purchase Price. Neither the requirement that Damages exceed the Threshold Amount nor the aggregate limit on indemnification obligations of the Seller referred to in this Section 12.4 shall apply with respect to the indemnification obligations of the Seller under Section 12.1(b),
(c) or (d).

          12.5. Survival of Representations, Warranties and Covenants. The parties hereto agree that the indemnification obligations of the Seller under
Section 12.1(a) hereof and the Purchaser under Section 12.2(a) hereof with respect to the representations and warranties made in this Agreement shall survive for one year after the Closing Date; provided, however, that the representations and warranties set forth in Sections 4.1, 4.2, 4.8, 4.9 and 4.14 hereof shall survive until expiration of the applicable statutes of limitation. All other indemnification obligations of the parties shall survive until expiration of all applicable statutes of limitation.

          12.6. Notice of Indemnification. In the event any legal proceeding shall be threatened or instituted or any claim or demand shall be asserted by any person in respect of which payment may be sought by one party hereto from the other party under the provisions of this Article XII or for breach of any of the representations and warranties set forth herein, the party seeking indemnification

(the "Indemnitee") shall promptly cause written notice of the assertion of any such claim of which it has knowledge which is covered by this indemnity to be forwarded to the other party (the "Indemnitor"), which notice must be received by the Indemnitor no later than thirty (30) days after the expiration of the one year period described above in Section 12.5 (except for indemnification pertaining to representations, covenants and agreements referred to in Section 12.5 hereof as to which such one year limitation is not applicable). Any notice of a claim by reason of any of the representations, warranties or covenants contained in this Agreement shall state specifically the representation, warranty or covenant with respect to which the claim is made, the facts giving rise to an alleged basis for the claim, and the amount of the liability asserted against the Indemnitor by reason of the claim. Notwithstanding the foregoing, the failure of either the Purchaser or the Seller to give notice of any claim for indemnification in accordance with the foregoing provision shall not adversely affect such party's right to indemnity hereunder except to the extent that such failure adversely affects the right of the Indemnitor to assert any reasonable defense to such claim. The Indemnitor shall have thirty (30) Business Days following its receipt of such notice either (y) to acquiesce in such claim by giving the Indemnitee written notice of such acquiescence or (z) to object to the claim by giving Indemnitee written notice of the objection. If the Indemnitor does not object within such thirty (30) Business Days, the Indemnitee shall be entitled to be indemnified for all Damages reasonably and proximately incurred by Indemnitee in respect of such claim. If the Indemnitor objects to such claim in a timely manner, and the Indemnitee and the Indemnitor are unable to resolve their dispute within ten
(10) Business Days following such objection (or such additional period of time as may be mutually agreed to by such parties), the claim shall be submitted immediately to arbitration pursuant to Section 12.8.

          12.7. Indemnification Procedure for Third-Party Claims. In connection with any claim that may give rise to indemnity under this Article XII resulting from or arising out of any claim or proceeding by a person that is not a party hereto, the Indemnitor (unless the Indemnitee elects not to seek indemnity hereunder for such claim) may, upon written notice to the Indemnitee, assume the defense of any such claim or proceeding if the Indemnitor acknowledges to the Indemnitee its right to indemnity pursuant hereto in respect of such claim (as such claim may have been modified through written agreement of the parties or arbitration hereunder). If the Indemnitor assumes the defense of any such claim or proceeding, the Indemnitor shall select counsel reasonably acceptable to the Indemnitee to conduct the defense of such claim or proceeding, shall take all steps necessary in the defense or settlement thereof and shall at all times diligently and promptly pursue the resolution thereof. If the Indemnitor shall have assumed the defense of any claim or proceeding in accordance with this Section 12.7, the Indemnitor shall be authorized to consent to a settlement of, or the entry of any judgment arising from, any such claim or proceeding, without the prior written consent of the Indemnitee; provided, however, that the Indemnitor shall pay or cause to be paid all amounts arising out of such settlement or judgment concurrently with the effectiveness thereof; provided further, that the Indemnitor shall not be authorized to encumber any of the assets of the Indemnitee or to agree to any restriction that would apply to the Indemnitee or to its conduct of business; and provided further, that a condition to any such settlement shall be a complete release of the Indemnitee with respect to such claim. The Indemnitee shall be entitled to participate in (but not control) the defense of any such action with its own counsel at its own expense. Each Indemnitee shall, and shall cause each of each Affiliates, officers, employees, consultants and agents to, cooperate fully with the Indemnitor in the defense of any claim or proceeding being defended by the Indemnitor pursuant to this Section 12.7. If the Indemnitor does not assume the defense of any claim or proceeding resulting therefrom in accordance with the terms of this Section 12.7, the Indemnitee may defend against such claim or proceeding in such manner as it may deem appropriate including settling such claim or proceeding after giving notice of the same to the Indemnitor, on such terms as the Indemnitee may deem appropriate. If the Indemnitor seeks to question the manner in which the Indemnitee defended such claim or proceeding or the amount of or nature of any such settlement, the Indemnitor shall have the burden of proof by a preponderance of the evidence that such Indemnitee did not defend such claim or proceeding in a reasonably prudent manner.

            12.8. Arbitration of Disputes Relating to Indemnification.

            (a) Any dispute with respect to any claim for indemnification under this Article XII shall be resolved by one arbitrator in accordance with the procedures set forth in this Section 12.8. Within ten (10) Business Days after expiration of the ten
(10) Business Day period referred to in Section 12.6, the Seller and the Purchaser shall designate a mutually acceptable arbitrator who is a retired or former judge of any appellate court of the State of New York, any United States appellate court or the United States District Court for any New York district who is, in any such case, not affiliated with any party in interest to such arbitration and who has substantial professional experience with regard to corporate legal matters. If the parties hereto are unable to agree upon such arbitrator within such ten (10) Business Day period, the arbitrator shall be appointed by the American Arbitration Association as soon as practicable and shall be a retired or former judge of any appellate court of the State of New York, any United States appellate court or the United States district court for any New York district who is, in any such case, not affiliated with any party in interest in such arbitration and who has substantial professional experience with regard to corporate legal matters.

            (b) The arbitrator shall consider the dispute at issue in New York City, New York, at a mutually agreed upon time within thirty (30) days (or such longer period as may be acceptable in writing to the parties to such arbitration) of the designation of the arbitrator. The arbitration proceeding shall be held in accordance with the rules for the arbitration of commercial disputes promulgated by the American Arbitration Association in effect on the date of the initial request by the party seeking indemnification and shall include an opportunity for the parties to conduct discovery in advance of the proceeding. Notwithstanding the foregoing, the Purchaser and the Seller agree that they will attempt, and they intend that they and the arbitrator should use their best efforts in that attempt, to conclude the arbitration proceeding and have a final decision from the arbitrator within ninety (90) days from the date of selection of the arbitrator; provided, however, that the arbitrator shall be entitled to extend such 90-day period one or more times to the extent necessary for such arbitrator to place a dollar value on any claim that may be unliquidated. The arbitrator shall immediately deliver his or her written decision with respect to the dispute to each of the parties, who shall promptly act in accordance therewith. The Purchaser and the Seller each agrees that any decision of the arbitrator shall be final, conclusive and binding, and that it will not contest any action by any other party thereto in accordance with the decision of the arbitrator. It is specifically understood and agreed that any party may enforce any award rendered pursuant to the arbitration provisions of this Section 12.8 by bringing suit in any court of competent jurisdiction.

            (c) All fees, costs and expenses (including reasonable attorneys' fees and expenses) incurred by the party that prevails in any such arbitration commenced pursuant to this Section 12.8 or any judicial action or proceeding seeking to enforce the agreement to arbitrate disputes as set forth in this
Section 12.8 or seeking to enforce any order or award of any arbitration commenced pursuant to this Section 12.8 in such manner as the arbitrator or the court in such judicial action, as the case may be, may determine to be appropriate under the circumstances. All costs and expenses attributable to the arbitrator shall be allocated among the parties to the arbitration in such manner as the arbitrator shall determine to be appropriate under the circumstances.

            12.9. Exclusive Remedy. The exclusive remedy available to a party hereto in respect of the matters covered by Section 12.1 or Section 12.2 hereof shall be to proceed in the manner and subject to the limitations contained in this Article XII.


                                  ARTICLE XIII.

                                   TERMINATION

            13.1. Termination. This Agreement may be terminated:

                    (a) by the written agreement of the Purchaser and the Seller;

                    (b) by either the Purchaser or the Seller if there shall be in effect a non-appealable order of a court of competent jurisdiction permanently prohibiting the consummation of the transactions contemplated hereby; and

                    (c) by either the Purchaser or the Seller if the Closing shall not have occurred on or before June 30, 1993 provided that such date shall be extended to July 31, 1993 to the extent necessary to obtain approval of the Connecticut Department of Environmental

          Protection of the transfer of Permit No. SPOOll7O relating to the treatment and discharge of waste water as specified on Schedule 4.4.

            13.2. Liabilities After Termination. Upon any termination of this Agreement pursuant to Section 13.1 above, no party hereto shall thereafter have any further liability or obligation hereunder other than the Purchaser's obligations pursuant to Section 7.2 hereof, but no such termination shall relieve either party hereto of any liability to the other party hereto for any breach of this Agreement prior to the date of such termination.


                                  ARTICLE XIV.

                                  MISCELLANEOUS

            14.1. Certain Definitions. As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "Accounts Receivable" has the meaning set forth in Section 1.1(c) hereof.

            "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under direct or indirect common control with such other Person.

            "Assets" has the meaning set forth in Section 1.1 hereof.

            "Assumed Liabilities" has the meaning set forth in Section 1.3.

            "Benefit Arrangement" means each employment or severance contract or arrangement providing for insurance coverage, severance, termination, vacation pay or similar coverage and all written compensation policies and practices maintained by the Seller or any ERISA Affiliate covering any Employee or former Employee of the Business that is not an Employee Benefit Plan.

            "Bid" means any quotation, bid or proposal made by the Seller that if accepted or awarded would lead to a Contract with any Person for the design, manufacture and sale of products or the provision of services by or to the Business or with respect to any Asset.

            "Business" has the meaning set forth in the recitals hereof.

            "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

            "CB Benefit Arrangement" means each Benefit Arrangement covering any CB Employee or CB Retiree.

            "CB Employee Benefit Plan" means each Employee Benefit Plan covering any CB Employee or CB Retiree.

            "CB Employees" means Employees who are covered by a collective bargaining agreement.

            "CB Retirees" means former Employees of the Business who were employed pursuant to a collective bargaining agreement and their spouses and beneficiaries with a right to receive post-retirement welfare benefits from the Seller and listed on Schedule 14.1 hereto.

            "Closing" means the consummation of the transactions contemplated by this Agreement.

            "Closing Balance Sheet" has the meaning set forth in Section 2.2(a) hereof.

            "Closing Date" has the meaning set forth in Section 3.1 hereof.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Confidentiality Agreement" has the meaning set forth in Section 6.2 hereof.

            "Contract" means any contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sale contract, mortgage, license, franchise, insurance policy, commitment or other arrangement or agreement, whether written or oral, relating to the Business or any of the other Assets.

            "Customs Receivable" means that certain receivable in the amount of $509,394 in respect of a refund of customs duties related to the Business.

            "Damages" means all demands, claims, actions or causes of action, assessments, losses, damages, costs, expenses, liabilities, judgments, awards, fines, sanctions, penalties, charges and amounts paid in settlement, including
(y) interest on cash disbursements at a rate per annum equal to the prime rate of Bankers Trust Company plus two percent (2%) from the date each such cash disbursement is made until the Person incurring the same shall have been indemnified in respect thereof and (z) reasonable costs, fees and expenses of attorneys, experts, accountants, appraisers, consultants, witnesses, investigators and any other agents of such person.

            "Employee Benefit Plan" means each employee benefit plan, as defined in Section 3(3) of ERISA, that is sponsored or contributed to by Seller or any ERISA Affiliate and which covers any Employee or former Employee of the Business.

            "Employees" means all persons employed in the Business on the day immediately prior to the Closing Date, including any persons on layoff, disability, sick leave or leave of absence from the Business.

            "Environmental Laws" means all Laws which exist on the Closing Date relating to the protection of human health, safety or the environment including:
(i) all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of Hazardous Substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, ground water or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature; and (ii) all requirements pertaining to the protection of the health and safety of employees or the public.

            "Equipment" has the meaning set forth in Section 1.1(a) hereof.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

            "ERISA Affiliate" means any entity that, as of the relevant measuring date under ERISA, is a member of a controlled group of corporations or under common control with Seller within the meaning of Section 414 of the Code.

            "Excluded Assets" has the meaning set forth in Section 1.2 hereof.

            "Excluded Liabilities" has the meaning set forth in Section 1.4 hereof.

            "Final Working Capital Adjustment" has the meaning set forth in
Section 2.2(d) hereof.

            "Financial Statement" has the meaning set forth in Section 4.5 hereof.

            "GAAP" means generally accepted accounting principles in the United States consistently applied. Unless otherwise specified in this Agreement, all accounting terms shall have the meanings ascribed to such terms by GAAP.

            "Governmental Body" means any government or governmental or regulatory body thereof, or political subdivision thereof, whether federal, state, local or foreign, or any agency or instrumentality thereof, or any court or arbitrator (public or private).

            "Hazardous Substance" means any chemical substance: (i) the presence of which requires investigation or remediation under any Law; (ii) that is defined as a "hazardous waste" or "hazardous substance" under any Law; (iii) that is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic or mutagenic or otherwise hazardous and is regulated by any Governmental Body having or asserting jurisdiction over the Business or any of the Assets; (iv) the presence of which causes a nuisance to adjacent properties or poses a hazard to the health or safety or any Person; (v) the presence of which on adjacent properties constitutes a trespass by the Seller; or (vi) without limitation, that contains gasoline, diesel fuel or other petroleum hydrocarbons, polychlorinated biphenyls ("PCBs") or asbestos.

            "Indemnitee" has the meaning set forth in Section 12.6 hereof.

            "Indemnitor" has the meaning set forth in Section 12.6 hereof.

            "Initial Balance Sheet" means the balance sheet of the Business at April 30, 1993 attached hereto as Schedule 4.5.

            "Intangible Assets" has the meaning set forth in Section 1.1(e) hereof.

            "Interest" has the meaning set forth in Section 6.4 hereof.

            "Inventory" has the meaning set forth in Section 1.1(c) hereof.

            "Knowledge" or "knowledge" means, with respect to the Seller, the actual knowledge (after due inquiry) of the officers and directors of the Seller and its Affiliates, and the employees of the Seller set forth on Schedule 14.2, and with respect to the Purchaser, the actual knowledge of the officers and directors of the Purchaser and its Affiliates.

            "Law" means any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation or other requirement or guideline.

            "Lease" has the meaning set forth in Section 3.3(d) hereof.

            "Legal Proceeding" means any judicial, administrative or arbitral action, suit, proceeding (public or private), claim or governmental proceeding.

            "Liabilities" has the meaning set forth in Section 1.3 hereof.

            "Lien" means any lien, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, or other real estate declaration, covenant, condition, restriction or servitude, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

            "Material Adverse Effect" means any material adverse change in, or effect on, or any effect that results in a material adverse change in, the operations, affairs, financial condition, results of operations, Assets, Liabilities or any other aspect of the Business.

            "Material Contracts" has the meaning set forth in Section 4.16(a) hereof.

            "Order" means any order, injunction, judgment, decree, ruling, writ, assessment or arbitration award.

            "Parent" has the meaning set forth in the recitals hereof.

            "Patent-Related Assets" has the meaning set forth in Section 1.1(d) hereof.

            "Permit" means any written approval, waiver, authorization, consent, franchise, license, permit or certificate by, or any filing with, any Governmental Body.

            "Permitted Exceptions" means (i) statutory Liens for current taxes, assessments or other governmental charges not yet delinquent or the amount or validity of which is being contested in good faith by appropriate proceedings;
(ii) mechanics', carriers', workers', repairers' and similar Liens arising or incurred in the ordinary course of business that are not in the aggregate material to the Business or the Assets; (iii) zoning, entitlement and other land use and environmental regulations by Governmental Bodies, provided that such regulations have not been violated; (iv) Liens arising out of a failure to comply with the provisions of any bulk transfer laws of any jurisdiction; and
(v) such other imperfections in title, charges, easements, restrictions and encumbrances which do not in the aggregate have a Material Adverse Effect.

            "Person" or "person" means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization or Governmental Body.

            "Preliminary Working Capital Adjustment" has the meaning set forth in Section 2.2(b) hereof.

            "Purchase Price" has the meaning set forth in Section 2.1 hereof.

            "Purchaser" has the meaning set forth in the recitals hereof.

            "Purchaser Documents" has the meaning set forth in Section 5.2 hereof.

            "Representatives" has the meaning set forth in Section 11.4(d) hereof.

            "Purchaser Representatives" has the meaning set forth in Section 6.2 hereof.

            "Seller" has the meaning set forth in the recitals hereof.

            "Seller Documents" has the meaning set forth in Section 4.2 hereof.

            "Severance Arrangement" means each termination, severance or similar plan, policy or arrangement of the Seller concerning Employees.

            "Taxes" means all federal, state, municipal, local or foreign taxes, assessments, additions to tax, interest, penalties, deficiencies, duties, fines, fees, withholding tax obligations, trust fund taxes and other governmental charges or impositions of any kind or description, whether measured by properties, assets, wages, payroll, purchases, value added, payments, sales, use, business, capital stock, surplus or income, arising out of or in connection with the operation and ownership of the Business and the Assets by the Seller or otherwise.

            "Threshold Amount" has the meaning set forth in Section 12.4 hereof.

            "Working Capital" has the meaning set forth in Section 2.2(b) hereof.

            14.2. Prorations. The Purchaser and the Seller hereby agree as follows with regard to prorations applicable to the consummation of the transactions contemplated hereby. The parties agree that all operational expenses incurred directly in the operation of the Business, including, without limitation, utility bills, the expense of supplies, the expense of fuel, and the like, shall be prorated between the parties as of the Closing Date, and as of such date shall become the obligation and responsibility of the Purchaser. Prorations which are to be effected on the Closing Date shall be made on the Closing Date or, if such prorations cannot reasonably be made as of the Closing Date, as soon thereafter as possible and "as of" the Closing Date. In addition, all pre-paid expenses shall be prorated between the parties as of the Closing Date. The Purchaser, as of the Closing Date, shall pay such amounts as may be required to replace all deposits held with the suppliers of utilities to the Business, and to assist the Seller as may be reasonably required in obtaining a return of such deposits put in place by the Seller as of the Closing Date.

            All personal property taxes and special and general assessments relating to the Assets shall be prorated by the parties as of the Closing Date, and all such taxes applicable to periods of time prior to the Closing Date shall be the sole obligation, responsibility and expense of the Seller, and shall be paid by the Seller. All such assessments and taxes applicable to periods following the Closing Date shall be the sole obligation, responsibility and expense of the Purchaser.

            14.3. Waiver of Compliance with Bulk Transfer Laws. The Purchaser hereby waives compliance by the Seller with the provisions of the bulk transfer laws of any jurisdiction in connection with the transactions contemplated by this Agreement.

            14.4. Entire Agreement. This Agreement (with its Schedules and Exhibits) contains, and is intended as, a complete statement of all of the terms and the arrangements between the parties hereto with respect to the matters provided for herein, and supersedes any and all previous agreements and understandings between the parties hereto with respect to those matters.

            14.5. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York without reference to choice or conflict of law principles.

            14.6. Transfer Taxes. The Purchaser and the Seller shall equally share in the cost of (A) all transfer and documentary taxes and fees imposed with respect to instruments of conveyance in the transaction contemplated hereby and (B) all sales, use, gains, excise and other transfer or similar taxes on the transfer of the Assets contemplated hereunder (not including any tax determined by the overall net income of the Seller). The Purchaser or the Seller, as the case may be, shall execute and deliver to the other at the Closing any certificates or other documents as the other may reasonably request to perfect any exemption from any such transfer, documentary, sales, gains, excise or use tax.

            14.7. Expenses. Each of the parties hereto shall bear its own expenses (including, without limitation, fees and disbursements of its counsel, accountants and other experts), incurred by it in connection with the preparation, negotiation, execution, delivery and performance of this Agreement, each of the other documents and instruments executed in connection with or contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby.

            14.8. Table of Contents and Headings. The table of contents and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

            14.9. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or four days after being mailed by registered mail, return receipt requested, to a party at the following address (or to such other address as such party may have specified by notice given to the other party pursuant to this provision):

            If to the Seller, to:

            Imo Industries Inc.
            3450 Princeton Pike
            Lawrenceville, New Jersey 08648
            Telephone:  (609) 896-7600
            Facsimile:  (609) 896-7688
            Attention: Thomas J. Bird; Senior Vice President
                           and General Counsel

            with a copy to:

            Weil, Gotshal & Manges
            767 Fifth Avenue
            New York, New York 10153
            Telephone:  (212) 310-8000
            Facsimile:  (212) 310-8007

            Attention:  Stephen M. Besen, Esq.

      If to the Purchaser, to:

            Roller Bearing Company of America, Inc.
            P.O. Box 1237
            140 Terry Drive, Suite 100
            Newtown, Pennsylvania  18940-0870

            Telephone:  215-579-4300
            Facsimile:  215-579-4381
            Attention:  Michael Hartnett, President

            with a copy to:

            Aurora Capital Partners L.P.
            1800 Century Park East
            10th Floor
            Los Angeles, California  90067
            Telephone:  310-551-0101
            Facsimile:  310-277-5591
            Attention:  Richard Roeder

            and a copy to:

            Gibson, Dunn & Crutcher
            2029 Century Park East
            Los Angeles, California  90067
            Telephone:  310-552-8500
            Facsimile:  310-277-5827
            Attention:  Kenneth R. Lamb, Esq.

            14.10. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validly or enforceability of any other provision of this Agreement, each of which shall remain in full force and effect.

            14.11. Binding Effect; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not party to this Agreement. No assignment of this Agreement or of any rights or obligations hereunder may be made by any party (by operation of law or otherwise) without the prior written consent of each of the other parties hereto and any attempted assignment without such required consents shall be void; provided, however, that the Purchaser shall, without the Seller's consent, be entitled to assign this Agreement to any Person that shall merge with the Purchaser and be the survivor of such merger, or shall acquire all or substantially all of the assets of the Purchaser.

            14.12. Amendments. This Agreement may be amended, supplemented or modified, and any provision hereof may be waived, only pursuant to a written instrument making specific reference to this Agreement signed by each of the parties hereto.

            14.13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have executed this Asset Sale Agreement as of the date and year first above written.


                              IMO INDUSTRIES INC.


                              By: /s/ Thomas J. Bird
                                  ----------------------------------------
                                  Name:  Thomas J. Bird
                                  Title: Senior Vice President and
                                           General Counsel


                              ROLLER BEARING COMPANY OF AMERICA, INC.


                              By: /s/ Richard K. Roeder
                                  ---------------------------------------
                                  Name:  Richard K. Roeder
                                  Title: An Authorized Officer

                                                                       EXHIBIT B
                                                                       ---------



                          TERMS OF REAL PROPERTY LEASE


1. The annual rental payment for the Fairfield, Connecticut property shall be not less than $5.00 per square foot and not greater than $6.00 per square foot with the exact amount to be agreed by Purchaser and Seller.

2. The lease shall be on a "triple net" basis.

3. The lease shall provide that Purchaser shall indemnify Seller for violations by the Purchaser of Environmental Laws arising or occurring after the Closing Date and during the lease period.

4. All other terms of the lease shall be as agreed by Purchaser and Seller; provided that Purchaser and Seller agree that such terms shall be in accordance with current market practice in the area.

                                 Schedule 1.1(a)
                                 ---------------
                                    Equipment


See Attached List

                          <PAGES 707 TO 730 ILLEGIBLE>

                                 SCHEDULE 1.1(d)

                         PATENTS AND PATENT APPLICATIONS

I. PATENTS AND PATENT APPLICATIONS

See Attached List

                       HEIM U.S. PATENTS AND APPLICATIONS

Patent/                 Title                                     Patent Date
Application #
--------------------------------------------------------------------------------

4,894,897               Linear Bearing Assembly                   1-23-90

5,087,131               Three Piece Rod End                       2-11-92

3,915,518               Self-Adjusting Spherical Bearing          10-28-75
                        Assembly

3,932,008               Bearing Having a Self-Lubricating         1-13-76
                        Liner and Method for Making

3,932,771               Control for Three-Phase A.C. Motor        1-13-76

3,934,954               Spherical Bearing with Slotted Key        1-27-76

3,940,836               Method of Manufacturing a Spherical       3-2-65
                        Bearing

3,960,416               Spherical Bearing Having Adjustable       6-1-76
                        Key

3,969,803               Method of Manufacturing Spherical         7-20-76
                        Bearings

3,989,321               Spherical Bearing Assembly with Spring    11-2-76
                        Biased Segmented Inner Race Member

3,989,320               Self-Aligning Bearing with                11-2-76
                        Preloading Braking Member

3,989,322               Spherical Bearing Assembly                11-2-76

3,992,066               Spherical Bearing and Parts Therefor      11-16-76

3,993,369               Bearing Assembly with Deformable          11-23-76
                        Inner Member

3,998,504               Keyed Bearing with Inserts                12-21-76

4,005,514               Spherical Bearing Assembly                2-1-77

4,024,616               Self-Aligning Bearing with a              5-24-77
                        Split Inner Member

4,030,783               Self-Adjusting Spherical Bearing          6-21-77

Heim U. S. Patents, page 2

4,038,733               Method of Manufacturing a Self-           8-2-77
                        Aligning Bearing with a Deformable
                        Inner Member

4,053,190               Self-Aligning Bearing with a Split        10-11-77
                        Inner Member

4,059,317               Spherical Bearing with Slotted Key        11-22-77

4,076,343               Spherical Bearing Assembly with           2-28-77
                        Insert Member

4,077,681               Self-Adjusting Bearing                    3-7-78

4,079,490               Method of Manufacturing Bearing           3-21-78

4,080,233               Method of Making a Self-Lubricating       3-21-78
                        Bearing

4,111,499               Bearing Assembly and Liner                9-5-78

4,139,245               Vibration Damping in Machine              2-13-79
                        Element Bearings

4,196,503               Self-Aligning Bearing with                4-8-80
                        Preloading Braking Member

4,202,052               Method of Manufacturing Spherical         5-13-80
                        Bearings and Parts Therefor

4,242,784               Method of Manufacturing a Spherical       1-6-81
                        Bearing

4,251,122               Self-Adjusting Bearing Assembly           2-17-81

4,277,118               Bearings with Felted Telfon Liners        7-7-81

4,335,924               Wear Resistant Bearing                    6-22-82

4,584,748               Leading Balls through Resilient           4-29-86
                        Gages in Linear Bearings
                        and Material Handling Chain

4,674,164               Bearings with Felted Teflon Liners        6-23-87
                        and Method for Making Same

                      HEIM FOREIGN PATENTS AND APPLICATIONS

Patent/
Application #           Name                                      Effective
--------------------------------------------------------------------------------

CANADA
------

981,734                 Ball Bearing Assembly                     1-13-76/93

994,401                 Anti-Friction Ball Bearing                8-3-76/93
                        Assembly

996,985                 Anti-Friction Ball Bearing Assembly       9-14-76/93

999,908                 Preloaded Anti-Friction                   11-16-76/93
                        Bearing Assembly

1,010,097               Anti-Friction Ball Bearing                5-10-77/94
                        Assembly

1,010,098               Anti-Friction Ball Bearing                5-10-77/94
                        Assembly

1,010,099               Anti-Friction Ball Bearing                5-10-77/94
                        Assembly

1,014,339               Method for Manufacturing                  7-26-77/94
                        Spherical Bearing Assemblies

1,015,388               Linear Bearing                            8-9-77/94

1,018,227               Ball Bearing Assembly                     9-27-77/94

1,025,919               Bearing Having a Self-Lubricating         2-7-78/95
                        Liner & Method of Making Same

1,038,434               Anti-Friction Ball Bearing                9-12-78/95
                        Assembly

1,154,744               Bearings with Felted Teflon               10-4-83/00
                        Liners & Method for Making Same

1,162,394               Method of Manufacturing a                 2-21-04/01
                        Spherical Bearing

Heim Foreign Patents & Applications, page 2

FRANCE
------

71.28300                Self-Aligning Bearing                     8-2-71/91

72.32009                Ball Bearing Assembly                     9-8-72/92

72.25769                Ball Bearing Assembly                     7-13-73/93


GREAT BRITAIN
-------------

1,349,008               Self-Aligning Bearing                     6-2-71/91

1,370,730               Ball Bearing Assembly                     8-30-72/92

1,421,249               Ball Bearing Assembly                     6-6-73/93

1,426,950               Spherical Bearing Assembly                12-31-72/93

1,477,010               Anti-Friction Ball Bearing                8-19-74/94
                        Assembly

1,485,019               Self-Adjusting Bearing                    11-12-74/94


ITALY
-----

986,169                 Rod End Bearing Assembly                  6-14-73/93

989,741                 Ball Bearing Assembly                     7-4-73/93

Heim Foreign Patents & Applications, page 3

SWITZERLAND
-----------

546,898                 Self-Aligning Bearing                     7-12-71/91

567,669                 Ball Bearing Assembly                     7-13-73/93

586,357                 Self-Adjusting Bearing                    1-15-75/95

639,731                 Bearings with Felted Teflon               3-6-79/99
                        Liners

                                 Schedule 1.1(e)
                            Trademarks and Copyrights

I.    TRADEMARKS
      ----------

      Title                                           Renewal Date
      -----                                           ------------

      See Attached List


II.   COPYRIGHTS
      ----------

      NONE

III.  LICENSE AGREEMENTS
      ------------------

      1.  Schaublin, S.A.
          Delemont, Switzerland
              Licensed to manufacture metric bearings using Heim manufacturing techniques

      2.  Boeing Airplance Company
          Seattle, WA
              Grantor of license to Heim for use of patented method of sealing spherical bearings.

                       HEIM U.S. TRADEMARK REGISTRATIONS
                       ---------------------------------

                                                                RENEWAL
MARK                REGISTRATION NO.          REGISTERED           DUE
--------------------------------------------------------------------------------
SPHERCO                587,687                  1954               1994

UNIFLON                782,796                  1965               2005

UNILINK                783,990                  1965               2005

UNILIN                 985,883                  1974               1994

UNIFLON              1,061,529                  1977               1997

UNIBAL               1,131,200                  1980               2000

HEIM INCOM INTER-
NATIONAL INC.        1,264,009                  1984               2004

HEIM                 1,291,853                  1984               2004

                       HEIM FOREIGN TRADEMARK REGISTRATIONS
                       ------------------------------------

COUNTRY                       REGISTRATION #                RENEWAL DATE
--------------------------------------------------------------------------------

SPHERCO
--------

Australia                     A250.518                      1992

Austria                       72.009                        1992

Bangledesh                    2003                          1995

Benelux                       104,468                       1990

Brazil                        612,538                       1995

Canada                        129,756                       1993

Chili                         182,333                       1991

Denmark                       755/1973                      1993

Denmark                       1566/1973                     1993

Finland                       64392                         renewal pending

France                        839,626                       renewal pending

Germany                       905,035                       1991

Great Britain                 978,034                       1992

Italy                         270,213                       1991

Japan                         1089787                       1995
Japan                         1089788                       1995

Mexico                        170,121                       renewal pending

Norway                        85;644                        1992

Philippines                   20553                         1993

Portugal                      175,411                       1997

Spain                         550,951                       1996

Switzerland                   156,885                       1991

Heim Foreign Trademark Registrations, page 2


UNIBAL
------

Australia                     113,767                       1995

Austria                       37,648                        1992

Brazil                        1232/0650051                  renewal pending

Canada                        163,677                       1999

Denmark                       1230/1954                     1994

France                        1,045,766                     1998

Germany                       1,087,709                     1994

Great Britain                 716,965                       1988

Ireland                       55758                         1995

Italy                         311,894                       1993

Japan                         452,189                       1994

New Zealand                   53,218                        1988

Norway                        49560                         1997

Portugal                      143,163                       1997

Spain                         315,641                       1998

Sweden                        77908                         2001

So. Africa                    1157/53/1                     1997

Switzerland                   147,328                       1993

Heim Foreign Trademark Registrations, page 3

UNIFLON
-------

Australia                     A213,126                      1988

Canada                        163,796                       1999

France                        1062364                       1988

Germany                       852,506                       renewal pending

Great Britain                 916,703                       1988

Ireland                       72,402                        1988

Italy                         226,101                       renewal pending

New Zealand                   84,865                        1988
New Zealand                   87,308                        1989

So. Africa                    68.1283                       1988

Switzerland                   231,295                       renewal pending

UNILINK
-------

Australia                     A226,209                      1990

Canada                        167,399                       2000

Ireland                       75.923                        1990

Switzerland                   237,403                       1989

                                SCHEDULE 1.1(h)
                                     PERMITS

1.    State Discharge Permit Number SP0001170
      Issued October 2, 1989
      Expires October 2, 1994

2.    Air Compliance Permit No. 0014
      No expiration date

3.    Air Compliance Permit No. 0015
      No expiration date

4.    General Permit for the Discharge of
      Stormwater Associated with Industrial Activity
      Issued October 1, 1992
      (Registration November 19, 1992)

5. Registration of underground storage tanks A1R1 and F6R1 in accordance with the Underground Storage Facilities Program of the Department of Environmental Protection of the State of Connecticut (Registration form dated December 18, 1992)

6.    Hazardous Waste Number -- EPA ID# CTD 001162122

7.    NPDES Permit No. CT0022560 (Expired)

8.    General Permit for the Discharge of Minor Tumbling and
      Cleaning of Parts Wastewater
      Issued June 11, 1992
      Expires June 11, 2002
      Registration to be filed (coverage commences upon approval of registration)

9.    General Permit for the Discharge of Minor Boiler
      Blowdown Wastewaters
      Issued June 11, 1992
      Expires June 11, 2002
      Automatic coverage

10.   General Permit for the Discharge of Minor Non-Contact
      Cooling Water
      Issued June 11, 1992
      Expires June 11, 2002
      Automatic coverage

11.   General Permit for the Discharge of Domestic Sewage
      Issued June 11, 1992
      Expires June 11, 2002
      Automatic Coverage

                                SCHEDULE 1.1(i)
                               INCLUDED CONTRACTS

For a description of certain contracts with Governmental agencies see Schedule
4.4. Although such contracts constitute ordinary course purchase orders they will require novation agreements.

Purchase Order No. 62089
Bird Environmental Technologies Inc.
126 Monroe Turnpike
Trumbull, CT 06611 $22,186.00/yr.

                                 SCHEDULE 1.2(e)
                               EXCLUDED CONTRACTS

NONE

                                 SCHEDULE 1.4(l)
                                 ---------------


               EXCLUDED OBLIGATIONS, LIABILITIES AND INDEBTEDNESS


1.    CT DEP Order No. HM-715

2. Stipulated judgment of $45,000.00 in settlement of certain environmental claims pending pursuant to Timothy R.E. Keeney, Commissioner of Department of Environmental Protection v. IMO Corporation d/b/a Heim Bearings, CV91-0505295S, Judicial District of Hartford-New Britain at Hartford.

3.    See item 3 on Schedule 4.14(c).

                                Schedule 1.5(b)
                                ---------------
                                      Bonds

None

                                  SCHEDULE 4.4
                                    CONSENTS

1. GOVERNMENT CONTRACTS REQUIRING NOVATION AGREEMENTS:

  Contract No.      Buying Activity        Contract Value    Remaining Value
  ------------      ---------------        --------------    ---------------

DLA460-93-M-J974         DISC                $3,163.09          $3,163.09

DLA500-92-M-DC45         DISC                 1,763.65             201.56

DLA500-92-M-RA44         DISC                 2,342.00           2,342.00

DLA500-92-M-UD65         DISC                13,877.60          13,877.60

DLA500-92-M-UF63         DISC                 3,029.40           3,029.40

DLA500-92-M-UJ67         DISC                 2,203.50           2,203.50

DLA500-92-M-UM79         DISC                 7,442.75           7,442.75

DLA500-92-M-UUS2         DISC                17,050.65          17,050.65

DLA500-92-M-UW34         DISC                 2,771.00           2,771.05

DLA500-92-M-VC21         DISC                 1,280.50           1,280.60

DLA500-92-M-VM22         DISC                 1,055.75           1,055.75

DLA500-92-M-WB74         DISC                 1,688.00             742.72

DLA500-92-M-A946         DISC                 2,249.25           2,249.25

DLA500-93-M-B058         C0MPLETE (1 PIECE 0PEN, WAS ERR0R)

DLA500-93-M-D144         DISC                 2,173.80           2,173.80

DLA500-93-M-E672         DISC                   799.00             799.00

DLA500-93-M-F573         DISC                 4,264.00           4,264.00

DLA500-93-M-H656         DISC                 2,032.00           2,032.00

DLA500-93-M-J403         DISC                24,843.00          24,843.00

DLA500-93-M-R757         DISC                   903.84             903.84

  Contract No.      Buying Activity        Contract Value    Remaining Value
  ------------      ---------------        --------------    ---------------

DLA500-93-M-T903         DISC                 4,759.20           4,759.20

DLA500-93-M-U802         DISC                 7,750.00           7,750.00

DLA500-93-M-0341         DISC                 1,809.20           1,809.20

DLA500-93-M-5720         DISC                 3,532.30           3,532.30

DLA500-93-M-5888         DISC                 1,488.06           1,322.72

DLA500-93-M-7978         DISC                 4,342.50           4,342.50

DLA500-93-W-3121         DISC                 6,200.75           6,200.75

F046069-93-M-0723        McCLELLAN AFB        3,086.75           3,086.75

F41608-92-M-3711         KELLY AFB           23,347.35          23,347.35

F41608-92-M-0293         KELLY AFB            3,150.84           3,150.84

F42610-93-M-0070         KELLY AFB            9,544.00           9,544.50

F4608-93-M-0692          A.S.0.               6,405.00           6,405.00

N00383-92-C-V311         A.S.0.               2,805.81           2,805.81

N00383-93-P-R634         A.S.0.               2,040.35           2,040.35

N00383-93-P-R649         A.S.0.              13,803.00          13,803.00

N00163-91-M-2251         DISC                 6,456.00             193.68

DLA500-92-M-WG69         DISC                 2,781.03           2,781.03

DLA500-93-M-F471         DISC                   920.50             920.50

N00181-93-M-N707         SHIPPED

N00421-93-M-2825         NAVAL AIR WARFARE      567.00             567.00

DISC, 700 Robbins Ave., Philadelphia, PA 19111-5096

McClellan AFB, CA 95652-1060 (Dept. of the Air Force, SALC/PKXO)

Kelly AFB, TX 78241-500 (Dept. of the Air Force, Dir. Of Contracting, San Antonio Air Logistics Center, Buyer: Tarin M./LAFKA, 512-925-6961)

Kelly AFB, Buyer: Maclane, G./LPKD

Hill AFB, Utah 84056-5000 Dept. of the Air Force, Dir. Of Contracting, Bldg. 1258, Ogden Air Logistics Cnter, Buyer: Kathy Stahler/LMKR

Kelly AFB, Buyer: C/Cuellar/LPKD

A.S.O., 700 Robbins Ave., Philadelphia, PA 19111-5098

Procurement Naval Air Warfare Center, Patuxent River, MD 20670-5304 Buyer:
D. Leishear, PR. 12.10.


2. Approval by the Connecticut Department of Environmental Protection of the transfer by IMO Industries Inc. to Roller Bearing Company of America, Inc. of State Discharge Permit, Permit No. SP0001170 for the treatment and discharge of groundwater contamination wastewater.

                                  Schedule 4.5
                                  ------------
                              Initial Balance Sheet


See attached

                                                                    Schedule 4.5
                                                                     Page 1 of 2

                              INITIAL BALANCE SHEET
                                  Heim Bearings
                                 April 30, l993
                             (Dollars in Thousands)


      ASSETS

CURRENT ASSETS
      Cash                                                                 $0
      Trade accounts and notes receivable - Net (1)                     2,421
      Inventories - Net                                                 6,209
      Prepaid expenses and other current assets                             6
      Inter-company accounts                                               69
                                                                      -------
            TOTAL CURRENT ASSETS                                        8,705

PROPERTY, PLANT AND EQUIPMENT - NET                                     2,301
                                                                      -------

                  TOTAL ASSETS                                        $11,006
                                                                      =======

LIABILITIES & DIVISION INVESTMENT

CURRENT LIABILITIES
      Trade accounts payable                                             $762
      Payroll and other related items                                     271
      Other accrued expenses                                              476
      Customer advance payments                                            74
                                                                      -------
             TOTAL CURRENT LIABILITIES                                  1,583

DIVISION INVESTMENT (1)                                                 9,423

TOTAL LIABILITIES - DIVISION INVESTMENT                               -------
                                                                      $11,006
                                                                      =======

----------------------
See Accompanying Note

(1) Trade Receivables and Division Investment have been reduced to reflect the exclusion of duty related receivables.

                                                                    Schedule 4.5
                                                                     Page 2 of 2

                          NOTE TO INITIAL BALANCE SHEET
                                 Heim Bearings
                                 April 30, 1993


Liabilities required for a GAAP presentation not included in the accompanying balance sheet:


FAS 106 Liabilities
      Non-Union Active                                                   $209
      Non-Union Retirees                                                  137
                                                                       ------
          Total Salaried                                                  346

      Union Active                                                        526
      Union Retirees                                                      457
                                                                       ------
          Total Union                                                     983

TOTAL FAS 106 LIABILITY (1)                                             1,329

Union Pension
      Assets                                                            4,240
      Accrued Liability                                                 4,056
                                                                       ------
          Net Pension Assets (2)                                          184

Medical Run Out Costs
      Active Salaried                                                      19
      Active Union                                                          0
      Non-Union Retirees & Disabled                                         5
      Retired Union                                                        25
                                                                       ------
                  TOTAL                                                    49

Workers Compensation Unfunded Reserves                                    378

                                                                       ------
                  TOTAL NET LIABILITIES                                $1,572
                                                                       ======

(1)   Based on actuarial Report as of 1/1/92,
      prepared November 1992.

(2)   Based on recent actuarial estimates as of 12/31/92.

                                  SCHEDULE 4.6
                                  ------------

                          Certain Business Developments


      A. Employment Agreements
         ---------------------

      1. Letter Agreement, dated November 16, 1992, between IMO Industries Inc. and Lawrence A. Raffone, regarding ongoing employment with IMO Industries Inc.

      2. Letter Agreement, dated November 16, 1992, between IMO Industries Inc. and Mario Di Domenico, regarding ongoing employment with IMO Industries Inc.


      B. Severance Arrangements
         ----------------------

      For a description of severance arrangements see Schedule 4.9(b) (iii).

      C. From January 1, 1993 through and including April 30, 1993, the Business has incurred aggregate net losses (before interest and taxes) of approximately $424,000.

      D. From January 1, 1993 through and including April 30, 1993, the Business had net bookings of approximately $3,836,000 as compared to net bookings of approximately $5,586,000 for the same period in 1992.

                                  Schedule 4.7
                                  ------------
                                Intangible Assets


None

                                Schedule 4.9(a)
                                ---------------
                        Employees and Employee Benefits


Collective Bargaining Agreement
-------------------------------

1. BY AND BETWEEN THE HEIM BEARINGS DIVISION OF IMO INDUSTRIES INC. and International Union, United Automobile, Aerospace and Agricultural Implement Workers of America, U.A.W. and Amalgamated Local 376 U.A.W.


Effective February 1, 1992 - January 31, 1995


2. See Schedule 4.10

                               Schedule 4.9(b)(i)
                               ------------------
                           CB Employment Benefit Plan


1.    See terms of Collective Bargaining Agreement, set forth in Schedule
      4.9(a).

2.    Plan 047    Hourly Payroll Retirement Plan, Imo Industries Inc., Heim
                  Division

3.    Plan 543    Imo Industries Inc., Business Travel Accident Insurance Plan

4.    Plan 816*   Imo Industries Inc. Premium Conversion Plan; Program of
                  Insurance Benefits for Hourly employees - Heim Division

5.    Plan 576    Imo Industries Inc., Severance Plan - Imo Union

6.    Plan 582    Imo Industries Inc., HMO Plan for hourly employees

                  * Plan 816 covers; Life Insurance, ADED, SIBI, short term, disability and vision care

                              Schedule 4.9 (b)(ii)
                              --------------------
                             CB Benefit Arrangements

1.    See terms of the Collective Bargaining Agreement, set forth in Schedule
      4.9(a).

      The following list corresponds to the Blue Section of the Collective Bargaining Agreement.

2.    Paid sick and/or leave allowance (Article 20, Section 1)

3.    Educational Assistance (Article 22, Section 9)

4.    Bereavement Pay (Article 14, Section 1 and 2)

5.    Jury Duty (Article 15, Section 1 and 2)

6.    Apprenticeship Program (Article 22)

7.    Retiree Medical Medicare Part B Reimbursement (Article 23, Section 8)

                              SCHEDULE 4.9(b) (iii)
                             SEVERANCE ARRANGEMENTS


1     See terms of Collective Bargaining Agreement, set forth in Schedule 4.9(a)

2. See IMO Corporate Standard Practice No. 328 "Separations of Employment -- Salaried and Non-Union Hourly Employees"

3. Letter Agreement, dated November 16, 1992, between IMO Industries Inc. and Lawrence A. Raffone, regarding termination of employment with IMO Industries Inc.

4. Letter Agreement, dated November 16, 1992, between IMO Industries Inc. and Mario Di Domenico, regarding termination of employment with IMO Industries Inc.

                                 Schedule 4.9(c)
                                 ---------------
                       CB Employee Benefit Plan Exceptions


None

                                  Schedule 4.10
                                  -------------
                                   Litigations


Whitley V. Heim, Case No. 9320283 Discrimination claim filed with the Connecticut Commission of Human Rights and Opportunities.

See Schedule 4.14(c)

                                  SCHEDULE 4.11
                               COMPLIANCE WITH LAW


1.    See Schedule 1.4(1).


2. Seller and/or Seller's predecessor in title, Incom International Inc. may have been required to comply with the Connecticut Transfer Act, Connecticut General Statutes Section 22a-134 et seq. and to have filed an appropriate form with the Commissioner of Environmental Protection in connection (a) with Seller's stock purchase of Incom International Inc. and of the purchase of the Business and premises relating thereto on December 31, 1987 and (b) with Seller's merger with Incom International Inc. in December, 1986. The Connecticut Department of Environmental Protection ("DEP") is aware that no form was filed at the time of Seller's purchase of the Business. On November 13, 1992, Seller indicated to DEP that a Form III would be filed in the near future.

            On a no names basis, Seller's environmental counsel contacted DEP, and DEP expressed the view that a filing at the time of Seller's sale of the Assets may be acceptable in lieu of filing a Form III for the earlier transaction(s) and that no further filings would be required. However, there can be no assurance that the DEP will not take any action regarding this matter.


3. On June 11, 1992, the Connecticut Department of Environmental Protection issued a number of General Permits applicable to the Business. See, Schedule 1.1(h). Prior to that date, Seller had applied for, but not received, permits pursuant to Connecticut General Statutes Section 22a-430 for various wastewater discharges relating to the Business. Upon issuance of the General Permits, Seller was required to file a registration for the General Permit for the Discharge of Minor Tumbling and Cleaning of Parts Wastewater. No registration for the other permits were required and Seller was provided with automatic coverage under these other General Permits. The registration for the Minor Tumbling and Cleaning of Parts Wastewater General Permit is expected to be filed in the near future.

      Said General Permits also contain a number of terms and conditions concerning treatment and control, effluent limitations, monitoring, reporting and recordkeeping. Seller is currently taking the necessary actions to come within full compliance with the terms and conditions of such General Permits.


4. According to Bird Environmental Technologies, Inc., the Business' environmental consultant, MW-24 (a well located on the Business' premises) was recently tested and the laboratory analysis indicated the presence of elevated levels of volatile organic compounds ("VOCS") in the well. The Business is contemplating ways to remediate this condition, including conducting an additional investigation to confirm the source of the contamination and installing a pumping system for the removal and treatment of the VOC-containing groundwater.

5. On or about November 19, 1992, IMO Industries Inc. filed a registration form with the Connecticut Department of Environmental Protection for a Stormwater General Permit (see item 4 of Schedule 1.4(h)), and such permit required the preparation and certification of a Stormwater Pollution Plan by April 1, 1993. IMO completed such plan on May 6, 1993. Pursuant to the permit, the plan was not required to be filed with the Connecticut DEP but was required to retained on site at the Business' premises.

                                  Schedule 4.13
                                  -------------
                                    Inventory


None

                                Schedule 4.14(a)
                                ----------------
                              Environmental Permits


See Schedule 1.1(h) for a list of environmental permits, licenses and authorizations relating to the Business and the Assets.

                                Schedule 4.l4 (b)
                                -----------------
                     Non-Compliance with Environmental Laws


1.    See items 2, 3, 4 and 5 of Schedule 4.11.

2.    See item 2 of Schedule 4.4.

3.    See Schedule 1.4(1).

                                Schedule 4.14(c)
                                ----------------
                         Environmental Legal Proceedings


1.    See Schedule 1.4(1).

2.    See items 2, 3, 4 and 5 of Schedule 4.11.

3. In June 1992, IMO Industries Inc. was notified by the U.S. EPA that it was a potentially responsible party ("PRP") at the Solvents Recovery Services of New England Superfund Site in Southington, Connecticut. According to the U.S. EPA, as of June 1992, IMO's generator ranking was 738 with its percentage of its waste volume total at 0.00196%.

                                  Schedule 4.16
                                  -------------
                               Material Contracts


For a discussion of certain contracts with Government agencies see Schedule 4.4. Although these contracts constitute ordinary course purchase orders they will require novation agreements.

                                  Schedule 14.1
                                  -------------
                                   CB Retirees


See attached listings

Division Name:    HEIM BEARINGS
RETIRIED EMPLOYEE ENROLLMENT - UNION EMPLOYEES
                  AS OF: APRIL 1, 1993

                                                                        Date of
                              ZIP                       SOC SEC          Birth                         DATE
Name                          CODE         Sex          Number          MO/DY/           YR    AGE   RETIRED
---------------------------------------------------------------------------------------------------------------------

Lavoie, herve                 02777         M          ###-##-####       5/11/07          7    85      9/10/71
Grauer, Albert                06770         M          ###-##-####       2/11/08          8    84      4/1/73
Halpern, Irving               06854         M          ###-##-####       10/21/08         8    84      11/1/73
Doeorad, Adas                 33135         M          ###-##-####       12/24/09         9    83      1/1/75
Recklet, Edward               06430         M          ###-##-####       6/20/10         10    82      7/1/80
Renkavinsky, John             06605         M          ###-##-####       2/3/10          10    82      2/4/76
Tines, Joseph                 12157         M          ###-##-####       8/23/10         10    82      8/1/73
Mitov, Constantia             BELGM         M          ###-##-####       1/13/11         11    81      8/1/74
Kent, Robert P.               06612         M          ###-##-####       1/18/12         12    80      2/1/77
Arroyo, Luciano v.            PR            M          ###-##-####       11/2/14         14    78      2/1/78
Vlasic Sr., Louis v.          06606         M          ###-##-####       6/2/14          14    78      7/31/80
Roda, Jaciato D.              33682         M          ###-##-####       6/12/15         15    77      4/30/83
Shields, James                06430         M          ###-##-####       7/2/15          15    77      7/30/78
Borrago, Manauel F.           33068         M          ###-##-####       12/8/16         16    76      8/1/83
Corallo, John                 06611         M          ###-##-####       4/8/16          16    76      7/30/78
Kovacs, Michael               06430         M          ###-##-####       8/15/17         17    75      2/4/84
Rios, Ramon                   33068         M          ###-##-####       7/31/17         17    75      6/30/83
Nagy, William J.              06430         M          ###-##-####       4/20/18         18    74      7/17/83
Miller, George S.             06430         M          ###-##-####       2/22/19         19    73      6/1/73
Butryacwicz, Stanislaw        06610         M          ###-##-####       5/11/20         20    72      7/31/87
Morvat, Ivan                  06430         M          ###-##-####       6/14/20         20    72      6/17/85
Reyes, Luis                   32606         M          ###-##-####       11/6/20         20    72      5/30/86
Baglia, Samuel C.             18407         M          ###-##-####       8/15/21         21    71      8/15/86
Castro, Venancio              33013         M          ###-##-####       4/17/21         21    71      4/30/82
Goncalves, Manuel             PRTGL         M          ###-##-####       8/31/21         21    71      6/30/82
Bahr, Jose                    06606         M          ###-##-####       5/15/22         22    70      12/31/88
Kurbus, Armin                 06430         M          ###-##-####       2/17/22         22    70      7/1/90
ORZSULAK, HENRY               06606         M          ###-##-####       3/25/22         22    70      3/31/89
Juhasz, Istvan                06460         M          ###-##-####       10/2/23         23    69      4/30/86
Kristie, Edward               06611         M          ###-##-####       2/15/23         23    69      3/1/89
Fraioli, Mariano              06497         M          ###-##-####       1/12/24         24    68      1/1/86
Giuseppe, Ismolo              06611         M          ###-##-####       3/6/24          24    68      3/31/89
Roseto, Idalberto             06611         M          ###-##-####       9/28/24         24    68      10/1/90
Bodaar, Frank L.              06605         M          ###-##-####       1/11/25         25    67      12/15/77
MARTI, ROLANDO                06606         M          ###-##-####       4/04/25         25    67      12/15/77
Suarez, Leosides              06608         M          ###-##-####       4/22/25         25    67      8/1/90
Young, John                   06460         M          ###-##-####       3/7/25          25    67      3/1/90
LADRA, FRANK                                M          ###-##-####       2/27/26         26    66      3/1/91
Veranes, Mariano              06608         M          ###-##-####       12/05/26        26    66      1/1/92
PINTO, HERMINIO               06605         M          ###-##-####       1/20/27         27    65      6/30/92

Division Name:    HEIM BEARINGS

Novak, Ivan                   06418         M          ###-##-####       2/10/28         28    64      10/1/91
SOVA, EUGENE                  06460         M          ###-##-####       7/16/28         28    64      12/1/92
Thibault, Paul                06610         M          ###-##-####       2/11/28         28    64      8/1/90
GAAL, LASZLO                  06430         M          ###-##-####       12/23/29        29    63      10/22/64
Magliocco, Quirino            06611         M          ###-##-####       6/7/29          29    63      9/21/83
ROSA, ANICETO                 06605         M          ###-##-####       4/30/29         29    63      05/1/92
ZADRAVECZ, JAMES              06430         M          ###-##-####       7/4/30          30    62      09/1/92
Risac, Drago                  06497         M          ###-##-####       3/5/34          34    58      2/1/84
Ferguson, Nanine              05465         F          ###-##-####       12/31/05         5    87      9/1/70
MIDALGO, L.                   33135         F          ###-##-####       10/10/05         5    87      3/1/77
Roberts, Laura                06497         F          ###-##-####       2/28/08          8    84      8/1/73
Gomez, Juana                  06604         F          ###-##-####       5/21/11         11    81      8/1/73
Suaila, Elena                 06611         F          ###-##-####       9/4/11          11    81      3/12/70
Murkette, Helen R.            06484         F          ###-##-####       9/1/12          12    80      6/1/81
Gaitter, Anna M.              06430         F          ###-##-####       6/1/14          14    78      7/1/79
Liepertz, Vera S.             06018         F          ###-##-####       9/4/14          14    78      9/28/79
Rios, Petra                   33068         F          ###-##-####       4/10/14         14    78      6/30/83
Corallo, Jeanie               06611         F          ###-##-####       6/28/16         16    76      8/1/78
Delvalle, Emma                33135         F          ###-##-####       12/16/17        17    75      3/1/83
Augustyn, Maria               06605         F          ###-##-####       10/16/18        18    74      5/1/85
Gesualdi, Amelia              06606         F          ###-##-####       3/22/18         18    74      4/1/83
Milious, Dorothy              06605         F          ###-##-####       12/14/19        18    74      2/29/84
Subic, Helen                  06604         F          ###-##-####       10/30/18        18    74      10/28/76
Brown, Rosanna                06607         F          ###-##-####       9/2/19          19    73      2/16/83
Juhasz, Anna                  06460         F          ###-##-####       8/29/20         20    72      2/7/85
Walter, Elisabeth             06430         F          ###-##-####       4/30/20         20    72      4/30/83
Borrego, Consuelo             33068         F          ###-##-####       1/2/21          21    71      5/31/83
Mzynski, Theresa M.           06405         F          ###-##-####       9/28/21         21    71      1/31/85
Notar, Loida                  06606         F          ###-##-####       5/29/21         21    71      6/1/87
Pedrayes, Misa                06611         F          ###-##-####       1/1/21          21    71      4/30/86
Belovich, Leopoldine          06430         F          ###-##-####       8/18/22         22    70      3/31/89
Pucko, Ana                    06430         F          ###-##-####       7/9/22          22    70      12/1/87
Delaney, Thora M.             06430         F          ###-##-####       6/23/23         23    69      7/22/88
Nagy, Elizabeth               06430         F          ###-##-####       3/25/23         23    69      8/1/83
Olivera, Maria                06605         F          ###-##-####       8/3/23          23    69      1/1/92
Krattamaker, Ana              06606         F          ###-##-####       2/20/24         24    68      4/1/88
Skoczylas, Antoni             34287         F          ###-##-####       6/13/24         24    68      7/1/89
Castro, Edisia                33013         F          ###-##-####       3/6/25          25    67      4/30/88
Rodriguez, Marina             06610         F          ###-##-####       3/3/25          25    67      8/1/90
Weglenski, Jadwiga            06497         F          ###-##-####       5/27/25         25    67      2/1/92
ROUDI, JUSTINA                06604         F          ###-##-####       10/27/27        27    65      11/1/92
GERENCIR, MARGOT              06605         F          ###-##-####       3/23/28         28    64      4/1/91
Skoczylas, Brenislawa         33596         F          ###-##-####       9/27/28         28    64      12/18/86
Bot, Irene                    34287         F          ###-##-####       11/20/31        31    61      8/31/87
Baglia, Micholena             06430         F          ###-##-####       2/14/88         88     4      3/29/80

Terminated Vested

                              ANNUAL SERVICE DATA
      FOR THE HEIM UNIVERSAL CORPORATION HOURLY EMPLOYEES PENSION PLAN OF
                   IMO INDUSTRIES INC. AS OF JANUARY 1, 1993
                                   INACTIVES

------------------------------------------------------------------------------------------------------------------------------------
 SOCIAL                                     DATE     MONTHLY      BENEFIT   FORM        ----SPOUSE'S INFORMATION--- STATUS
SECURITY                                     OF      BENEFIT       START     OF         DATE OF           MONTHLY    THIS
 NUMBER               NAME          SEX     BIRTH     AMOUNT        DATE   BENEFIT        BIRTH    SEX     BENEFIT   YEAR  COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     AUGUSTYN, E           M    07/02/45    84.75      07/01/10   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     BATISTA, E            F    07/06/38   144.30      07/01/03   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     CAJIGAS, F            M    05/09/52    64.13      05/01/17   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     DEALMEIDA, J          M    12/10/35   244.50      12/01/00   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     DESOUSA, C            F    04/23/50   142.10      04/01/15   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     FOMBELLIDA, J         M    09/11/38   279.00      09/01/03   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     GONZALEZ, R           M    10/19/53   111.80      10/01/16   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     GROTTI, A             M    08/16/20   114.75      08/01/93   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     GUSAITES, A           M    02/24/48    47.25      02/01/13   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     HIDALGO, J            M    11/23/48    82.50      11/01/13   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     KARADIMOS, B          M    10/01/39   138.75      10/01/96   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     KUCZO, M              F    09/13/34   309.35      09/01/99   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     MATKO, J              M    04/23/44    49.58      04/01/09   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     MIRANDA, J B          M    07/15/51   213.75      07/01/16   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     HAVAS, V              M    07/19/30   113.75      07/01/03   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     NEWBERRY, A           F    07/24/52   149.35      07/01/17   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     PEET, E               M    04/21/58   115.70      04/01/23   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     PIERCE, R             M    03/03/57   135.45      03/01/22   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     UGALDE, M             F    10/11/46   127.50      10/01/11   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     VAZQUEZ, A            F    02/01/36    62.40      02/01/01   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     VUKOVIC, M            M    11/23/42    94.00      11/01/07   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     WARD, N               M    11/30/34   126.50      11/01/99   LIFE                                    11
------------------------------------------------------------------------------------------------------------------------------------
                                                    2,953.16                                                0.00
------------------------------------------------------------------------------------------------------------------------------------
COUNT= 22
------------------------------------------------------------------------------------------------------------------------------------

Disability

                              ANNUAL SERVICE DATA
      FOR THE HEIM UNIVERSAL CORPORATION HOURLY EMPLOYEES PENSION PLAN OF
                   IMO INDUSTRIES INC. AS OF JANUARY 1, 1992
                                   INACTIVES

------------------------------------------------------------------------------------------------------------------------------------
 SOCIAL                                     DATE     MONTHLY      BENEFIT   FORM        ----SPOUSE'S INFORMATION--- STATUS
SECURITY                                     OF      BENEFIT       START     OF         DATE OF           MONTHLY    THIS
 NUMBER               NAME          SEX     BIRTH     AMOUNT        DATE   BENEFIT        BIRTH    SEX     BENEFIT   YEAR  COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     HERNANDEZ, S          F    11/28/29   100.00      10/01/06   LIFE                                    13
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     KARADIMOS, G          F    07/01/35   118.75      09/01/87   LIFE                                    13
------------------------------------------------------------------------------------------------------------------------------------
                                                      218.75                                                0.00
------------------------------------------------------------------------------------------------------------------------------------
COUNT= 2
------------------------------------------------------------------------------------------------------------------------------------

Survivors

                              ANNUAL SERVICE DATA
      FOR THE HEIM UNIVERSAL CORPORATION HOURLY EMPLOYEES PENSION PLAN OF
                   IMO INDUSTRIES INC. AS OF JANUARY 1, 1992
                                   INACTIVES

------------------------------------------------------------------------------------------------------------------------------------
 SOCIAL                                     DATE     MONTHLY      BENEFIT   FORM        ----SPOUSE'S INFORMATION--- STATUS
SECURITY                                     OF      BENEFIT       START     OF         DATE OF           MONTHLY    THIS
 NUMBER               NAME          SEX     BIRTH     AMOUNT        DATE   BENEFIT        BIRTH    SEX     BENEFIT   YEAR  COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     ARMENGOL, E           M    03/07/24    70.69      03/01/81   55JS        04/19/30    F      38.88    18
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     BENNICI, C            F    09/08/24   137.75      05/01/85   55JS        09/08/21    M      75.76    18
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     BLAIS, F A            M    07/18/11    64.78      09/01/75   55JS        10/19/14    F      35.63    18
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     BODIE, I              M    05/07/18   328.75      11/01/78   55JS        10/16/13    F     180.81    18
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     DELANEY, J            M    05/01/21   222.85      01/01/85   55JS        05/01/24    F     122.57    18
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     DELORME, R            M    08/01/21   108.33      08/01/81   55JS        12/30/25    F      59.58    18
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     FERRANTE, LOUIS       M    09/08/21   141.11      10/01/83   55JS        10/31/33    F      77.61    18
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     HIDALGO, A            M    04/27/11   169.17      03/01/77   55JS        10/10/05    F      93.04    18
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     HOVANEC, J            M    01/14/26   175.57      10/01/89   55JS        06/13/30    F      96.56    18
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     LIBERAIDRE, A         M    04/15/20   100.30      05/01/85   55JS        09/16/21    F      55.17    18
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     ORAZULAK, W           M    03/24/22   138.65      04/01/89   55JS        03/25/25    F      76.26    18
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     PECK, M               F    07/26/08    57.16      08/01/73   55JS        05/06/11    F      31.44    18
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     POMEROY, R            M    08/25/94    77.91      09/01/51   55JS        03/03/96    F      42.85    18
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     POMPA, D              M    10/01/21    69.64      06/01/80   55JS        05/26/23    F      38.30    18
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     RODRIGUEZ, G          M    04/16/17    77.58      01/01/80   55JS        11/21/22    F      42.67    18
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     SCIPPA, A             F    01/05/07   183.75      04/01/74   55JS        07/21/10    F     101.06    18
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     VERDOCK, J            M    04/05/18   258.36      10/01/79   55JS        07/01/12    F     142.10    18
------------------------------------------------------------------------------------------------------------------------------------
                                                    2,382.35                                             1,310.29
------------------------------------------------------------------------------------------------------------------------------------
COUNT= 17
------------------------------------------------------------------------------------------------------------------------------------

Vested Transfers

                              ANNUAL SERVICE DATA
      FOR THE HEIM UNIVERSAL CORPORATION HOURLY EMPLOYEES PENSION PLAN OF
                   IMO INDUSTRIES INC. AS OF JANUARY 1, 1992
                                   INACTIVES

------------------------------------------------------------------------------------------------------------------------------------
 SOCIAL                                     DATE     MONTHLY      BENEFIT   FORM        ----SPOUSE'S INFORMATION--- STATUS
SECURITY                                     OF      BENEFIT       START     OF         DATE OF           MONTHLY    THIS
 NUMBER               NAME          SEX     BIRTH     AMOUNT        DATE   BENEFIT        BIRTH    SEX     BENEFIT   YEAR  COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     COPPOLA, P            M    10/20/28     1.00      10/01/93   LIFE                                    15
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     DARLING, J            F    11/25/50    59.38      11/01/15   LIFE                                    15
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     DECARVALHO, N M       M    12/01/43    51.85      12/01/08   LIFE                                    15
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     DUPONT, V             M    11/22/29    94.05      11/01/94   LIFE                                    15
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     GARCES, M             F    11/09/57    72.45      11/01/22   LIFE                                    15
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     GONCALVES, J          M    02/15/55    44.33      02/01/20   LIFE                                    15
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     HERNANDEZ, F          M    07/25/53     5.54      07/01/18   LIFE                                    15
------------------------------------------------------------------------------------------------------------------------------------
###-##-####     NASTAGIA, M           M    05/02/47    21.38      05/01/12   LIFE                                    15
------------------------------------------------------------------------------------------------------------------------------------
                                                      349.98                                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
COUNT= 8
------------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 14.2

                                Certain Employees

1.       Larry A.  Raffone

2.       Mario DiDomenico

3.       Manuel deCarvalho